UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606,USA

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, Massachusetts 02210

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, Massachusetts 02210

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 800

Washington, DC 20005

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 634-9200

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2023

Columbia Acorn® Fund
Columbia Acorn International®
Columbia Acorn International SelectSM
Columbia Thermostat FundSM
Columbia Acorn European FundSM
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key Fund information the SEC believes is most relevant to investors in assessing their investment in a Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Acorn Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending June 30, 2024.
The new rule also requires the Funds to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Acorn Family of Funds  | Annual Report 2023

Fund at a glance
Columbia Acorn® Fund (Unaudited)
Investment objective
Columbia Acorn® Fund (the Fund) seeks long-term capital appreciation.

Portfolio management
Erika K. Maschmeyer, CFA
Lead Portfolio Manager since February 2023
Service with Fund since 2016
John L. Emerson, CFA
Portfolio Manager since 2021
Service with Fund since 2003
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended December 31, 2023)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	10/16/00	21.59	7.32	6.23	12.95
	Including sales charges		14.53	6.05	5.60	12.83
Advisor Class		11/08/12	21.89	7.59	6.48	13.30
Class C	Excluding sales charges	10/16/00	20.67	6.50	5.44	12.10
	Including sales charges		19.67	6.50	5.44	12.10
Institutional Class		06/10/70	21.85	7.60	6.50	13.31
Institutional 2 Class		11/08/12	21.94	7.62	6.53	13.31
Institutional 3 Class		11/08/12	21.95	7.68	6.59	13.32
Russell 2500 Growth Index			18.93	11.43	8.78	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2023 prospectus, as supplemented, the Fund’s annual operating expense ratio is 0.83% for Institutional Class shares and 1.08% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the Columbia Wanger Asset Management, LLC (the Investment Manager) and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Institutional Class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds  | Annual Report 2023

Fund at a glance (continued)
Columbia Acorn® Fund (Unaudited)
The Growth of a $10,000 Investment in Columbia Acorn® Fund Institutional Class Shares
December 31, 2013 through December 31, 2023

This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	97.5
Money Market Funds	2.5
Securities Lending Collateral	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	2.2
Consumer Discretionary	19.9
Consumer Staples	3.1
Energy	2.8
Financials	7.0
Health Care	19.9
Industrials	20.0
Information Technology	19.3
Materials	3.2
Real Estate	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance
Columbia Acorn® Fund (Unaudited)
Columbia Acorn® Fund Institutional Class shares returned 21.85% for the 12-month period ended December 31, 2023, outperforming the 18.93% return of the Fund’s primary benchmark, the Russell 2500 Growth Index, for the same period.
Market overview
U.S. stocks posted a robust total return in 2023, although the upward path was uneven.
After a strong start to the year, March saw stocks decline in response to a regional banking crisis. Following actions by the U.S. Federal Reserve (Fed) to provide liquidity and stabilize the financial sector, the market moved higher for much of April through July as bank concerns eased and investors began to anticipate an end to the Fed’s rate hikes. August saw the beginning of a downturn as a sharp increase in oil prices fueled concerns that inflation, which had been on the decline, would reaccelerate and lead to elevated interest rates for an extended period. Treasury yields spiked and stocks retreated.
The fourth quarter saw a continuation of the market’s roller coaster trend. The market slid in October, with stocks remaining mired in a sell-off caused by concerns (which we believed were overblown) of both “higher for longer” interest rates and a “hard landing.”  Uncertainty around consumer strength amid a slower economy and the resumption of student loan repayments, government dysfunction and the outbreak of war in Gaza also weighed on sentiment. However, a reduction in oil prices, better-than-expected inflation reports and a greater than 50 basis point decline in 10-year treasury yields led to a pronounced improvement in investor sentiment in November. The rally gained additional steam in December, when comments from Fed Chair Powell suggested that the central bank was not only finished raising rates, but also might begin to cut as soon as the first half of 2024. Additionally, gross domestic product growth remained positive despite the aggressive interest rate increases, fueling optimism about the economy.
Stocks surged on these favorable developments, propelling many major U.S. indexes near or above all-time highs by year-end. Within the benchmark Russell 2500 Growth Index, performance contributions were led by the information technology, industrials and consumer discretionary sectors, while energy was the biggest laggard, finishing essentially flat for the year. Within the information technology sector, performance was largely driven by outsize gains for artificial intelligence- and crypto-related stocks. Within the industrials and consumer discretionary sectors, stocks related to homebuilding were among the standouts.
The Fund’s notable contributors during the period
•
Wingstop, Inc., a multinational chain of restaurants specializing in chicken wings, was, for the second consecutive year, the Fund’s top contributor to absolute returns. We view Wingstop as a classic “classification misfit” in that many investors view its valuation as overly expensive simply because the company has no clear peer among restaurants in that it is asset-light and has a long runway for durable, above-market growth. We continue to see significant upside to the stock based on our assessment of Wingstop’s long-term cash flow prospects. The Fund’s performance benefited from some tactical additions to the position in the fall; however, subsequent trimming proved premature given the stock’s robust upward move.
•
West Pharmaceutical Services, Inc. is the leading provider of drug packaging components, with more than 70% market share for rubber stoppers and plungers used in drug delivery systems. The company’s underlying growth in 2023 was much better than investors expected, and more than offset a significant decline in COVID-related revenue. We added the position and then significantly increased the position size in the fall of 2022 and spring of 2023 on share price weakness, benefiting Fund performance. We also trimmed the position in the middle of 2023 at higher prices before the stock gave back some of its gains. West Pharmaceutical benefits from multiple secular tailwinds, including an aging population and increasingly complex biologic drugs that require higher value packaging. We continue to have a positive view on the stock and believe the company will compound earnings and cash flow at an attractive growth rate for years to come.
•
Williams-Sonoma, Inc. is, in our view, an underappreciated specialty retailer of strong home brands, including Pottery Barn, West Elm and Williams Sonoma, with scale benefits from its brand portfolio. The stock pulled back in February and March of 2023 on concerns that demand for home-related goods would ease amid depressed existing home sales, and we took the opportunity to significantly increase our position. Williams-Sonoma has implemented several operational improvements that we believe are yet to be fully appreciated in its valuation. In the second half of the year,
Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
Columbia Acorn® Fund (Unaudited)
results demonstrated a greater-than-expected ability to protect earnings through restructuring and other efforts to boost profitability. We trimmed the position late in the year as our anticipated upside narrowed slightly, but we believe the company’s fundamentals remain strong.
•
Natera, Inc. is a genomic diagnostics company with leading market share in non-invasive prenatal screening and a first-mover advantage in the still developing, but in our view promising, market for blood-based cancer recurrence monitoring (also known as minimum residual disease or MRD). The year marked an inflection point for the company’s MRD test Signatera, which helped drive multiple quarters of earnings beats and raised guidance, while both gross margin and quarterly cash burn improved. Natera essentially created the category of tumor-informed or personalized MRD, and clinical trial data has been impressive with Signatera diagnosing cancer recurrence up to nine months faster than traditional imaging. The company is still in the early innings of penetrating this large market, but we believe its early traction has been impressive, and the test is already being ordered by more than one-third of oncologists.
The Fund’s notable detractors during the period
•
Paycom Software, Inc. provides a suite of payroll and other human capital management software that offers employees flexibility and ease of use, helping businesses operate more efficiently. Paycom has also developed a sales process that allows it to address mid-sized businesses more cost effectively than its competitors. The combination of product fit and tailored selling process provides Paycom with a competitive advantage. Paycom’s stock meaningfully underperformed, especially in the second half of 2023, after its forward outlook disappointed two quarters in a row. The biggest plunge came after Paycom provided initial 2024 revenue growth guidance, which called for a far steeper deceleration than the market was expecting. The miss was largely driven by headwinds created by a shift in strategy. We believed the initial stock reaction was overdone and initially maintained the full position. After the stock recouped some of its losses, we took the opportunity to reduce the size of the position, based on our view of increased risk related to the company’s strategic shift. We continue to view Paycom as a solid business trading at an attractive valuation and the Fund maintained a meaningful position at year end.
•
Outset Medical, Inc. is a high-growth medical technology company with what we believe to be an innovative dialysis machine that has disrupted the traditional in-clinic dialysis market. Recent underperformance has been driven by short-term regulatory setbacks for some of its new product accessory introductions, as well as longer term concerns related to the potential impact from the use of GLP-1 drugs for weight loss, as obesity is a risk factor for kidney disease. While the company has had execution stumbles, we believe Outset’s products remain well positioned with impressive early traction. We kept the position size small due to Outset’s low market cap, higher volatility and relatively undiversified product mix at this stage. However, the negative impact on the Fund’s performance was material given the extreme decline in the stock and the fact that we added to the position on pullbacks before the stock bottomed.
•
Calix, Inc. is, we believe, a “classification misfit” as it is often lumped in with the communication hardware companies that provide fiber and other hardware components to build broadband networks, while its customer base is largely small rural telecommunication companies and electrical co-ops that are using federal funds to build high-speed internet access in rural America. Our investment theme for Calix centers on its providing high-margin software to clients after they have installed Calix hardware, which helps customers sell software apps and better service their customers. Unfortunately, during the summer, it was determined that federal regulations required rural telecoms to choose between the two rural broadband development programs rather than leverage both. The impacted telecoms are taking some time to decide which government program is right for them, leading Calix to lower its 2024 revenue guidance. We significantly reduced the position as a result, but retained a modest position as we believe revenue growth should re-accelerate as customers choose between government programs.
•
Maravai LifeSciences Holdings, Inc. provides raw materials essential for drug development, primarily messenger RNA (mRNA) and enzymes used in developing vaccines and gene therapies. The stock underperformed during 2023 due to headwinds impacting funding at its earlier-stage biotech customers along with a continued run-off in COVID-related revenues. Maravai has been one of the companies most impacted by the “COVID cliff” as its products were key components for two of the three leading COVID vaccines. However, mRNA-based drug development will be a several year trend that Maravai is positioned to benefit from. In our view, the market is currently overlooking the company due

Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
Columbia Acorn® Fund (Unaudited)
to its uneven operating performance over the past few years. We believe there is a significant value creation opportunity for this unique early-stage growth company, with long-term potential for mid-teens revenue growth along with best-in-class margins and return on invested capital.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole.International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed.These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds  | Annual Report 2023

Fund at a glance
Columbia Acorn International® (Unaudited)
Investment objective
Columbia Acorn International® (the Fund) seeks long-term capital appreciation.

Portfolio management
Simon Haines, CFA
Co-Portfolio Manager since November 2023
Service with Fund since November 2023
Nitisha Bosamia, CFA
Co-Portfolio Manager since November 2023
Service with Fund since November 2023
Charlotte Friedrichs, CFA
Co-Portfolio Manager since November 2023
Service with Fund since November 2023
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended December 31, 2023)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	10/16/00	19.31	5.73	2.96	8.51
	Including sales charges		12.46	4.49	2.35	8.30
Advisor Class		11/08/12	19.57	5.99	3.20	8.87
Class C	Excluding sales charges	10/16/00	18.35	4.93	2.18	7.70
	Including sales charges		17.35	4.93	2.18	7.70
Institutional Class		09/23/92	19.57	6.00	3.22	8.88
Institutional 2 Class		08/02/11	19.63	6.06	3.27	8.89
Institutional 3 Class		11/08/12	19.73	6.11	3.32	8.92
Class R		08/02/11	18.98	5.46	2.66	8.23
MSCI ACWI ex USA SMID Cap Growth Index (Net)			14.88	6.80	4.42	-
MSCI ACWI ex USA SMID Cap Index (Net)			15.79	7.07	4.38	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2023 prospectus, as supplemented, the Fund’s annual operating expense ratio is 0.98% for Institutional Class shares and 1.23% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the Investment Manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Institutional Class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA SMID Cap Growth Index (Net) captures a mid- and small-cap representation across 22 developed market countries and 24 emerging market countries.
The MSCI ACWI ex USA SMID Cap Index (Net) captures a mid- and small-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds  | Annual Report 2023

Fund at a glance (continued)
Columbia Acorn International® (Unaudited)
The Growth of a $10,000 Investment in Columbia Acorn International® Institutional Class Shares
December 31, 2013 through December 31, 2023

This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	6.9
Consumer Discretionary	4.0
Consumer Staples	4.7
Energy	2.2
Financials	8.5
Health Care	8.9
Industrials	31.4
Information Technology	22.1
Materials	6.1
Real Estate	5.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at December 31, 2023)
Australia	4.7
Brazil	1.6
Canada	7.8
China	3.5
Finland	2.1
France	2.0
Country breakdown (%) (at December 31, 2023)
Germany	6.5
India	1.6
Ireland	1.5
Italy	2.1
Japan	17.4
Mexico	4.9
Netherlands	4.8
New Zealand	1.5
Norway	0.8
South Korea	1.0
Sweden	6.9
Switzerland	5.7
Taiwan	4.0
United Kingdom	15.0
United States(a)	3.0
Vietnam	1.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance
Columbia Acorn International® (Unaudited)
Columbia Acorn International® Institutional Class shares returned 19.57% for the 12-month period ended December 31, 2023, outperforming the 14.88% return of the Fund’s primary benchmark, the MSCI ACWI ex USA SMID Cap Growth Index (Net) for the same period. The Fund’s secondary benchmark, the MSCI ACWI ex USA SMID Cap Index (Net), ended the 12-month period with a return of 15.79%.
Market overview
Global equities generally trended upward over the first half of 2023, despite high volatility as investors remained hyper-focused on inflation data and central bank interest rate moves. European equities rebounded from the crushing fallout from the Ukraine invasion as energy concerns eased in part due to a mild winter. While the March collapse of Silicon Valley Bank in the U.S. raised fears of a financial crisis and triggered an initial sell-off, Europe largely avoided the repercussions. China was a laggard after the harsh crackdowns and regulatory pressures of the past few years, combined with largely ineffectual government stimulus efforts.
Stocks declined in the third quarter, as investors focused on more worrisome economic data, reversing a “not as bad as it seems” rally from the first half of the year. Hawkish commentary around inflation from global central banks drove up bond yields and fueled market expectations of “higher-for-longer” interest rate levels from the U.S. Federal Reserve (Fed). As the quarter progressed, a number of other factors also contributed to elevated volatility, including labor strikes, the risk of a U.S. government shutdown and rising oil prices. Economic data was particularly muted in Europe while China’s economy continued to muddle through a slowdown triggered by softening demand for its exports and a slump in its property sector. Conditions in Japan were something of an outlier with continued accommodative monetary policy and above-trend economic growth.
Market sentiment remained subdued entering the fourth quarter. However, November and December saw strong equity performance as encouraging inflation data and Fed commentary led to a shift in the interest rate outlook. Investors began to anticipate that the Fed would begin to cut rates in early 2024, leading Treasury yields lower. At the same time, the U.S. economy appeared poised to avoid a recession despite the Fed’s past aggressive tightening of policy. Expectations for both lower interest rates and a “soft landing” for the economy propelled equities sharply higher into year-end.
The Fund’s notable contributors during the period
•
Disco Corp. is a Japanese manufacturer of abrasive and precision industrial machinery for cutting and grinding purposes. The company’s products are applied in the semiconductor, electronics and construction industries to produce consumer goods, such as personal computers, digital cameras, and video game systems. Despite the cyclicality-prone nature of its business in the semiconductor space, the company has found new growth areas, especially in silicon carbide, which is a harder type of silicon wafer that is used in the rapidly growing electric vehicles industry. In addition, we believe the stock is poised to benefit from the advancement of artificial intelligence.
•
Corporación Inmobiliaria Vesta SAB de CV is a real estate owner, developer and asset administrator of industrial buildings and distribution centers in Mexico. Global OEMs (original equipment manufacturers) are increasingly moving to Mexico given its proximity to the U.S., as customers become increasingly concerned about exposure in Asia. Vesta has benefited from this trend and is part of our theme of near-shoring and duplicating supply chains. The company’s edge results from management’s concentrated vision in locating beneficial sites, considering its nearness to the market and knowledge in dealing with a vast array of manufacturing customers. Quarterly performance results have been consistently impressive in our view, with strong demand supporting the rentals and expansion plans of the company.
•
Intermediate Capital Group PLC is a U.K.-based alternative asset manager with investment strategies in structured and private equity as well as private debt, real assets and credit. The company is split between 1) a fund management unit that earns fees on third party assets under management and 2) an investment unit that manages Intermediate Capital’s own balance sheet investments. The stock outperformed on the back of expectations for a more accommodative interest rate environment. In addition, fundraising was supported by healthy demand for private debt.
The Fund’s notable detractors during the period
•
Australian-headquartered IDP Education Ltd. is the world’s largest international student placement organization. The company’s stock declined after a sudden regulatory change in Canada that allowed students to take competitors’

Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
Columbia Acorn International® (Unaudited)
English language tests. This development spurred additional competition and cost IDP its monopoly status in Canada’s International English Language Testing System used for student visas. In addition, several countries tightened visa requirements for students, which is a headwind to student placement numbers in the short term.
•
Daiseki Co., Ltd. is a Japanese recycling company that provides recycling and waste disposal services. The company collects liquid waste, processes it to extract oil and then resells the oil. The weakness in oil prices seen over much of the year caused a decline in revenue. In addition, lower capacity utilization by some clients (particularly auto and semiconductor companies) resulted in lowered waste collection volumes and led to more conservative guidance. However, we remain positive about the company given its widening gap with smaller peers in recycling and other environmental, social and governance metric disclosure, to which Japanese companies are increasingly attributing value.
•
China Meidong Auto Holdings Ltd. operates a group of auto dealers located in lower tier cities in China, with a focus on luxury brands such as Porsche, which is its largest source of revenue. Automobiles are in a discretionary segment of the market that has been weak due to China’s broader economic uncertainty. Auto manufacturers also miscalculated and initially set their supply targets higher than the market could absorb.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds  | Annual Report 2023

Fund at a glance
Columbia Acorn International SelectSM (Unaudited)
Investment objective
Columbia Acorn International SelectSM (the Fund) seeks long-term capital appreciation.

Portfolio management
Simon Haines, CFA
Co-Portfolio Manager since November 2023
Service with Fund since November 2023
Nitisha Bosamia, CFA
Co-Portfolio Manager November 2023
Service with Fund November 2023
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended December 31, 2023)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	10/16/00	18.13	5.40	3.61	7.15
	Including sales charges		11.31	4.16	3.00	6.89
Advisor Class		11/08/12	18.37	5.66	3.87	7.46
Class C	Excluding sales charges	10/16/00	17.22	4.60	2.83	6.34
	Including sales charges		16.22	4.60	2.83	6.34
Institutional Class		11/23/98	18.42	5.66	3.88	7.47
Institutional 2 Class		11/08/12	18.54	5.76	3.96	7.50
Institutional 3 Class		11/08/12	18.64	5.82	4.02	7.53
MSCI ACWI ex USA Growth Index (Net)			14.03	7.49	4.55	-
MSCI ACWI ex USA Index (Net)			15.62	7.08	3.83	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2023 prospectus, as supplemented, the Fund’s annual operating expense ratio is 0.99% for Institutional Class shares and 1.24% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the Investment Manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Institutional Class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA Growth Index (Net) captures a large- and mid-cap representation across 22 developed market countries and 24 emerging market countries.
The MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds  | Annual Report 2023

Fund at a glance (continued)
Columbia Acorn International SelectSM (Unaudited)
The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Institutional Class Shares
December 31, 2013 through December 31, 2023

This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	9.9
Consumer Discretionary	5.7
Consumer Staples	7.2
Energy	1.1
Financials	6.5
Health Care	9.6
Industrials	28.5
Information Technology	27.9
Materials	1.1
Real Estate	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at December 31, 2023)
Australia	2.4
Brazil	2.3
Canada	1.1
China	7.1
Finland	2.4
France	4.0
Germany	3.5
Ireland	2.0
Italy	2.4
Japan	20.7
Mexico	2.5
Netherlands	4.5
New Zealand	3.1
Sweden	5.9
Switzerland	10.9
Taiwan	6.5
United Kingdom	13.9
United States(a)	4.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance
Columbia Acorn International SelectSM (Unaudited)
Columbia Acorn International SelectSM Institutional Class shares returned 18.42% for the 12-month period ended December 31, 2023, outperforming the 14.03% return of the Fund’s primary benchmark, the MSCI ACWI ex USA Growth Index (Net) for the same period. The Fund’s secondary benchmark, the MSCI ACWI ex USA Index (Net), ended the 12-month period with a return of 15.62%.
Market overview
Global equities generally trended upward over the first half of 2023, despite high volatility as investors remained hyper-focused on inflation data and central bank interest rate moves. European equities rebounded from the crushing fallout from the Ukraine invasion as energy concerns eased in part due to a mild winter. While the March collapse of Silicon Valley Bank in the U.S. raised fears of a financial crisis and triggered an initial sell-off, Europe largely avoided the repercussions. China was a laggard after the harsh crackdowns and regulatory pressures of the past few years, combined with largely ineffectual government stimulus efforts.
Stocks declined in the third quarter, as investors focused on more worrisome economic data, reversing a “not as bad as it seems” rally from the first half of the year. Hawkish commentary around inflation from global central banks drove up bond yields and fueled market expectations of “higher-for-longer” interest rate levels from the U.S. Federal Reserve (Fed). As the quarter progressed, a number of other factors also contributed to elevated volatility, including labor strikes, the risk of a U.S. government shutdown and rising oil prices. Economic data was particularly muted in Europe while China’s economy continued to muddle through a slowdown triggered by softening demand for its exports and a slump in its property sector. Conditions in Japan were something of an outlier with continued accommodative monetary policy and above-trend economic growth.
Market sentiment remained subdued entering the fourth quarter. However, November and December saw strong equity performance as encouraging inflation data and Fed commentary led to a shift in the interest rate outlook. Investors began to anticipate that the Fed would begin to cut rates in early 2024, leading Treasury yields lower. At the same time, the U.S. economy appeared poised to avoid a recession despite the Fed’s past aggressive tightening of policy. Expectations for both lower interest rates and a “soft landing” for the economy propelled equities sharply higher into year-end.
The Fund experienced an increase in portfolio turnover as compared to the prior fiscal period. This was largely a result of trading activity in connection with the change in the Fund’s portfolio management team during the period. The Fund’s investment strategies and policies have not changed.
The Fund’s notable contributors during the period
•
Disco Corp. is a Japanese manufacturer of abrasive and precision industrial machinery for cutting and grinding purposes. The company’s products are applied in the semiconductor, electronics and construction industries to produce consumer goods, such as personal computers, digital cameras, and video game systems. Despite the cyclicality-prone nature of its business in the semiconductor space, the company has found new growth areas, especially in silicon carbide, which is a harder type of silicon wafer that is used in the rapidly growing electric vehicles industry. In addition, we believe the stock is poised to benefit from the advancement of artificial intelligence.
•
Parade Technologies Ltd. is a “fabless” semiconductor company (meaning that it outsources the fabrication and production of its chips) offering high-speed interface and display systems used in computers, consumer electronics and display panels. Despite the sales slump that resulted from the de-stocking of PCs during the post-COVID period, the stock  bounced back due to the expectation of a bottoming in the PC market. In addition, the company has seen increasing demand in its growing high-speed segment.
•
Nemetschek SE develops software for the architecture, engineering, and construction space and also has a smaller presence in media and entertainment. Nemetschek’s software solutions cover several stages of the construction process: design, build, and management. The company positively surprised on growth and margins and defied concerns around a negative impact from slower construction activity. Nemetschek continues to benefit from the transition to 3D modeling as well as greater adoption of software in the construction process.

Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
Columbia Acorn International SelectSM (Unaudited)
The Fund’s notable detractors during the period
•
Lonza Group AG is a Swiss contract development and manufacturing organization providing a full range of development and manufacturing services to pharmaceutical and biotechnology companies. The stock declined on a profit warning that was driven by a broader weakness in the biotech space, as well as a general destocking of inventory buildup by pharmaceutical customers. This squeezed margins even as the company has been ramping up capacity. In addition, a September announcement of the departure of the CEO after a mere two and a half years caught the market by surprise. We remain positive on the company’s future growth prospects given the long-term trends in drug production and biologics.
•
Australian-headquartered IDP Education Ltd. is the world’s largest international student placement organization. The company’s stock declined after a sudden regulatory change in Canada that allowed students to take competitors’ English language tests. This development spurred additional competition and cost IDP its monopoly status in Canada’s International English Language Testing System used for student visas. In addition, several countries tightened visa requirements for students, which is a headwind to student placement numbers in the short term.
•
Sectra AB is a Sweden-based software company that develops information technology solutions and services for storing, viewing and sharing medical images. Sectra is the largest picture archiving communication system (PACS) provider in Europe and has been steadily taking market share from legacy PACS providers in the U.S. as it adds additional hospital groups to its platform. The stock declined because of temporary margin compression resulting from investments in the implementation and servicing of new contracts that will not start delivering revenues until 2024. While there is of course no guarantee, one of these contracts alone is projected to add 10% to the company’s existing revenues.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds  | Annual Report 2023

Fund at a glance
Columbia Thermostat FundSM (Unaudited)
Investment objective
Columbia Thermostat FundSM (the Fund) seeks long-term capital appreciation.

Portfolio management
Alex M. Rivas
Portfolio Manager since 2022
Service with Fund since 2018
Corey Lorenzen, CFA
Portfolio Manager since February 2023
Service with Fund since February 2023

Average annual total returns (%) (for the period ended December 31, 2023)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	03/03/03	11.38	8.82	5.85	6.95
	Including sales charges		4.95	7.55	5.22	6.65
Advisor Class		11/08/12	11.64	9.09	6.12	7.22
Class C	Excluding sales charges	03/03/03	10.52	8.00	5.06	6.15
	Including sales charges		9.52	8.00	5.06	6.15
Institutional Class		09/25/02	11.66	9.08	6.11	7.22
Institutional 2 Class		11/08/12	11.67	9.13	6.15	7.23
Institutional 3 Class		11/08/12	11.73	9.17	6.19	7.26
Blended Benchmark			15.58	8.53	7.08	-
S&P 500® Index			26.29	15.69	12.03	-
Bloomberg U.S. Aggregate Bond Index			5.53	1.10	1.81	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2023 prospectus, as supplemented, the Fund’s annual operating expense ratio is 0.60% for Institutional Class shares and 0.85% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the Investment Manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Institutional Class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to May 1, 2018 reflects returns achieved following a principal investment strategy pursuant to which day-to-day investment decisions for the Fund were made according to only one potential form of predetermined asset allocation table.  Since May 1, 2018, the Fund has followed a principal investment strategy that calls for the Investment Manager, on at least an annual basis, to determine whether the Fund’s assets should be allocated according to one of two different forms of allocation table based on the Investment Manager’s assessment of the equity market.
From the Fund’s inception through April 30, 2020, the asset allocation table in place reflected the Investment Manager’s determination that the equity market was “expensive”. For a one-year period from May 1, 2020 through April 30, 2021, the Fund switched to the "normal" equity market table with a 50% equity floor because the Fund’s portfolio managers determined the market to be "normal." On May 1, 2021, the Fund moved back to the asset allocation table that was in place from the Fund’s inception in 2002 through April 30, 2020 based on the portfolio managers’ determination that the equity market is currently "expensive." On May 2, 2022 (since May 1, 2022 fell on a Sunday), based on the S&P 500® Index’s cyclically adjusted price-to-earnings ratio, the Investment Manager determined that the Fund will remain in an “expensive market” classification, with stock allocations ranging from 10%-90%.
The Blended Benchmark, established by the Investment Manager, is an equally weighted custom composite of the Fund’s primary equity and primary debt benchmarks, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, respectively. The percentage of the Fund’s assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund’s portfolio will not always reflect the composition of the Blended Benchmark.
The S&P 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Columbia Acorn Family of Funds  | Annual Report 2023

Fund at a glance (continued)
Columbia Thermostat FundSM (Unaudited)
The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The Growth of a $10,000 Investment in Columbia Thermostat FundSM Institutional Class Shares
December 31, 2013 through December 31, 2023

This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.

Portfolio breakdown (%) (at December 31, 2023)
Equity Funds	13.4
Exchange-Traded Equity Funds	1.5
Exchange-Traded Fixed Income Funds	8.4
Fixed Income Funds	76.3
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance
Columbia Thermostat FundSM (Unaudited)
Columbia Thermostat FundSM Institutional Class shares returned 11.66% for the 12-month period ended December 31, 2023. During the same time period, the Fund’s primary equity benchmark, the S&P 500® Index, returned 26.29%, and the Fund’s primary debt benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.53%. The Fund’s custom Blended Benchmark returned 15.58% during 2023.
Market overview
U.S. equities advanced in 2023, rebounding from 2022 results that were the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002. Trajectory throughout the period was neither smooth nor steady, however. Several themes dominated the back-and-forth sentiment, especially uncertainty over the direction of interest rates. With borrowing costs at a two-decade high thanks to a string of eleven interest-rate hikes since March 2022, fears centered on the possibility that a vibrant and still-growing economy would keep inflation high enough to delay potential rate cuts and maybe even drive further increases. A severely inverted yield curve,  long believed to be a sure sign of coming recession, added to pessimism, as did political dynamics in Washington D.C. and geopolitical tensions in Gaza and Ukraine. Lingering concerns about the health of banks and commercial real estate weighed on markets as well. Surging U.S. Treasury yields added to investor anxiety when the yield on the 10-year U.S. Treasury note closed above levels last seen in 2008.
Equities reaccelerated during the fourth quarter, driven in large part by an emerging belief that the long-awaited U.S. Federal Reserve (Fed) pivot was finally at hand. Sentiment began to improve when the Fed held rates steady at its November and December 2023 meetings, triggering expectations that inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting in 2024. Even though Fed officials cautioned that inflation remained too high and further tightening may be needed, stocks rose sharply.
U.S. Treasury yields spiked in October, as rising oil prices led to concerns that the Fed would feel compelled to keep rates “higher for longer” to tame inflation. However, the broad bond market rallied over the final two months of 2023, with gains driven by a shift in expectations amid signs of cooling inflation and the possibility of Fed rate cuts beginning in early 2024. In addition, the economy increasingly appeared poised to experience a non-recessionary “soft landing.” Against this backdrop, bond market returns broadly were supported by a sharp decline in U.S. Treasury yields and strengthened credit sentiment.
Contributors and detractors
The Fund’s equity portfolio had a weighted average return of 24.41% in 2023. All six underlying equity funds posted positive returns for the period. Columbia Contrarian Core Fund was the equity portfolio’s top performer, returning 32.21% for the year. Columbia Emerging Markets Fund was the equity portfolio’s worst performer, with a return of 8.93% for the year.
The Fund’s bond portfolio ended the year with a weighted average return of 5.83%. All five underlying bond funds posted positive returns for the period. Columbia Corporate Income Fund was the strongest performer, returning 9.76% for the year. Columbia U.S. Treasury Index Fund was the worst performer in the bond portfolio, returning 3.94% for the year.
Portfolio reallocations
The Fund’s allocation table is updated annually. Based on the S&P 500® Index’s cyclically adjusted price-to-earnings ratio, the Fund will remain in an “expensive market” classification, with stock allocations ranging from 10% -90%. On May 11, 2023, the Fund moved from an allocation of 15% stocks and 85% fixed income to an allocation of 35% stocks and 65% bonds. There were 16 rebalancings of the Fund’s portfolio during the period, ending with the Fund at an allocation of 15% stocks and 85% bonds.
The Fund’s investments in the underlying funds may present certain risks, including the following: Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed-income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade(high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated

Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
Columbia Thermostat FundSM (Unaudited)
securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed.
These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager’s decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to reserve capital or lower total return. The Investment Manager selects underlying funds in the Columbia Funds complex over alternative investments. This is not an offer of the shares of any other mutual fund mentioned herein.
Columbia Acorn Family of Funds  | Annual Report 2023

Fund at a glance
Columbia Acorn European FundSM (Unaudited)
Investment objective
Columbia Acorn European FundSM (the Fund) seeks long-term capital appreciation.

Portfolio management
Philip Dicken, CFA
Co-Portfolio Manager since November 2023
Service with Fund since November 2023
Mine Tezgul
Co-Portfolio Manager since November 2023
Service with Fund since November 2023
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended December 31, 2023)
		Inception	1 Year	5 Years	10 Years	Life of Fund
Class A	Excluding sales charges	08/19/11	24.76	10.93	5.72	8.62
	Including sales charges		17.57	9.62	5.10	8.10
Advisor Class		06/25/14	25.11	11.20	6.00	8.90
Class C	Excluding sales charges	08/19/11	23.83	10.08	4.94	7.81
	Including sales charges		22.83	10.08	4.94	7.81
Institutional Class		08/19/11	25.09	11.20	5.99	8.89
Institutional 2 Class		11/08/12	25.17	11.26	6.04	8.94
Institutional 3 Class		03/01/17	25.21	11.30	6.05	8.94
MSCI AC Europe Small Cap Index (Net)			16.54	7.65	4.70	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2023 prospectus, as supplemented, the Fund’s annual operating expense ratio is 1.20% for Institutional Class shares and 1.45% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the Investment Manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Institutional Class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI AC Europe Small Cap Index (Net) captures a small-cap representation across 20 markets in Europe. The index covers approximately 14% of the free float-adjusted market capitalization across each market country in Europe.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds  | Annual Report 2023

Fund at a glance (continued)
Columbia Acorn European FundSM (Unaudited)
The Growth of a $10,000 Investment in Columbia Acorn European FundSM Institutional Class Shares
December 31, 2013 through December 31, 2023

This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	8.2
Consumer Staples	4.1
Financials	6.8
Health Care	12.5
Industrials	42.9
Information Technology	19.7
Materials	3.3
Real Estate	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Equity sub-industry breakdown (%) (at December 31, 2023)
Industrials
Building Products	13.2
Construction & Engineering	2.7
Construction Machinery & Heavy Trucks	0.5
Environmental & Facilities Services	1.8
Heavy Electrical Equipment	1.1
Industrial Machinery & Supplies & Components	9.9
Trading Companies & Distributors	13.7
Total	42.9
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at December 31, 2023)
Belgium	1.0
Finland	2.3
France	4.6
Germany	9.1
Italy	7.9
Netherlands	7.8
Norway	1.4
Sweden	21.4
Switzerland	10.3
United Kingdom	28.9
United States(a)	5.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance
Columbia Acorn European FundSM (Unaudited)
Columbia Acorn European FundSM Institutional Class shares returned 25.09% for the 12-month period ended December 31, 2023, outperforming the 16.54% return of the Fund’s primary benchmark, the MSCI AC Europe Small Cap Index (Net) for the same period.
Market overview
Global equities generally trended upward over the first half of 2023, despite high volatility as investors remained hyper-focused on inflation data and central bank interest rate moves. European equities rebounded from the crushing fallout from the Ukraine invasion as energy concerns eased in part due to a mild winter. While the March collapse of Silicon Valley Bank in the U.S. raised fears of a financial crisis and triggered an initial sell-off, Europe largely avoided the repercussions. China was a laggard after the harsh crackdowns and regulatory pressures of the past few years, combined with largely ineffectual government stimulus efforts.
Stocks declined in the third quarter, as investors focused on more worrisome economic data, reversing a “not as bad as it seems” rally from the first half of the year. Hawkish commentary around inflation from global central banks drove up bond yields and fueled market expectations of “higher-for-longer” interest rate levels from the U.S. Federal Reserve (Fed). As the quarter progressed, a number of other factors also contributed to elevated volatility, including labor strikes, the risk of a U.S. government shutdown and rising oil prices. Economic data was particularly muted in Europe while China’s economy continued to muddle through a slowdown triggered by softening demand for its exports and a slump in its property sector. Conditions in Japan were something of an outlier with continued accommodative monetary policy and above-trend economic growth.
Market sentiment remained subdued entering the fourth quarter. However, November and December saw strong equity performance as encouraging inflation data in both the U.S. and Europe along with encouraging central bank commentary led to a shift in the interest rate outlook. Investors began to anticipate that central bank’s would begin to cut rates in early 2024, leading interest rates. At the same time, the bellwether U.S. economy appeared poised to avoid a recession despite the Fed’s past aggressive tightening of policy. Expectations for both lower interest rates and a “soft landing” for the economy propelled equities in Europe and other developed markets sharply higher into year-end.
The Fund’s notable contributors during the period
•
Munters Group AB is a Swedish company that provides standalone dehumidification and air treatment solutions to the food, pharmaceutical, agriculture and electronics industries in, what we believe to be, a very energy efficient way compared to traditional compressor technology. Munters saw a sharp improvement in profitability and strong momentum as the company executed on a multi-year order backlog. We were watching for a step up in margins on these projects, and Munters delivered. In our view, the company has done a good job of reducing delivery time to better service high customer demand.
•
AddTech AB is a Swedish acquisition company comprising about 140 companies that provide technical products to customers in manufacturing and energy infrastructure. We believe the company’s approach to fostering a cohesive corporate culture among its underlying names is superior to other peer conglomerates. In addition, AddTech has aligned with some durable trends like electrification, telecommunications, transmission, energy efficiency and automation with end markets in growth areas that have seen strong momentum.
•
Inter Parfums, Inc. is a New York-headquartered company that designs and markets a portfolio of fragrances for mass and luxury brands under license agreements, with its principal regional divisions in France and the U.S. The U.S. division has benefited from a shift in consumer attention toward high-end labels such as DKNY and Donna Karan, with which the company has licensing deals. This is on top of the addition of Lacoste in the French division and the strength of its three main licensed brands: Jimmy Choo, Coach and Montblanc. The stock has rebounded following the post-COVID reopening and return to widespread perfume usage.

Columbia Acorn Family of Funds  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
Columbia Acorn European FundSM (Unaudited)
The Fund’s notable detractors during the period
•
Netcompany Group AS is a Danish publicly traded information technology consultancy headquartered in Copenhagen, Denmark, with a strong presence in Scandinavia. The company has experienced execution issues around recent acquisitions and the stock declined sharply on lower guidance in anticipation of a recession in Europe. The Fund ultimately sold the position.
•
ALK-Abello is a Denmark-based pharmaceutical company specializing in the development and manufacture of allergy immunotherapy products. Its core products are oral tablets that are taken daily at home — a more convenient option versus weekly injections at an allergist’s office. The stock lagged as tablet sales volumes were weaker than expected and there was an unexpected management change after the existing CEO announced his departure. The Fund exited the position.
•
Genus PLC is the global market leader in animal genetic improvement. The company supplies proprietary porcine and bovine genetics to food producers to enable them to produce animal protein in a more efficient and sustainable manner. Recently, with Genus establishing a major presence in China, its share price has become strongly correlated to the movements in Chinese pork prices. Pork prices peaked in September/October 2022 and have been down ever since on a slowing Chinese economy and weaker consumer. While we think that China is an important part of Genus’s operations, the company’s other businesses have been performing well, and it continues to make market share gains across other geographies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole.International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed.These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice
Columbia Acorn Family of Funds  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Funds’ actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Funds’ actual return) and then applies the Funds’ actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat FundSM’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the “Fund of Funds” table.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn® Fund
Class A	1,000.00	1,000.00	1,047.60	1,019.60	5.46	5.39	1.07
Advisor Class	1,000.00	1,000.00	1,048.60	1,020.84	4.19	4.13	0.82
Class C	1,000.00	1,000.00	1,043.20	1,015.86	9.27	9.15	1.82
Institutional Class	1,000.00	1,000.00	1,047.90	1,020.84	4.19	4.13	0.82
Institutional 2 Class	1,000.00	1,000.00	1,047.80	1,020.99	4.03	3.98	0.79
Institutional 3 Class	1,000.00	1,000.00	1,048.70	1,021.19	3.83	3.78	0.75

Columbia Acorn Family of Funds  | Annual Report 2023

Understanding Your Fund’s Expenses (continued)
(Unaudited)
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International®
Class A	1,000.00	1,000.00	1,052.50	1,018.70	6.40	6.29	1.25
Advisor Class	1,000.00	1,000.00	1,053.70	1,019.95	5.12	5.04	1.00
Class C	1,000.00	1,000.00	1,048.10	1,014.96	10.21	10.05	2.00
Institutional Class	1,000.00	1,000.00	1,053.80	1,019.95	5.12	5.04	1.00
Institutional 2 Class	1,000.00	1,000.00	1,053.80	1,020.29	4.76	4.68	0.93
Institutional 3 Class	1,000.00	1,000.00	1,054.40	1,020.44	4.61	4.53	0.90
Class R	1,000.00	1,000.00	1,051.00	1,017.45	7.67	7.54	1.50
Columbia Acorn International SelectSM
Class A	1,000.00	1,000.00	1,043.40	1,018.80	6.27	6.19	1.23
Advisor Class	1,000.00	1,000.00	1,044.50	1,020.04	5.00	4.94	0.98
Class C	1,000.00	1,000.00	1,039.30	1,015.06	10.07	9.95	1.98
Institutional Class	1,000.00	1,000.00	1,044.50	1,020.04	5.00	4.94	0.98
Institutional 2 Class	1,000.00	1,000.00	1,045.20	1,020.74	4.28	4.23	0.84
Institutional 3 Class	1,000.00	1,000.00	1,045.60	1,020.99	4.03	3.98	0.79
Columbia Acorn European FundSM
Class A	1,000.00	1,000.00	1,070.90	1,017.70	7.49	7.29	1.45
Advisor Class	1,000.00	1,000.00	1,072.30	1,018.95	6.20	6.04	1.20
Class C	1,000.00	1,000.00	1,066.80	1,013.96	11.34	11.05	2.20
Institutional Class	1,000.00	1,000.00	1,072.30	1,018.95	6.20	6.04	1.20
Institutional 2 Class	1,000.00	1,000.00	1,072.70	1,019.25	5.89	5.74	1.14
Institutional 3 Class	1,000.00	1,000.00	1,072.90	1,019.40	5.74	5.59	1.11
Fund of Funds—Columbia Thermostat FundSM
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,048.40	1,022.49	2.50	2.47	0.49	4.34	4.29	0.85
Advisor Class	1,000.00	1,000.00	1,049.40	1,023.73	1.23	1.21	0.24	3.07	3.03	0.60
Class C	1,000.00	1,000.00	1,044.90	1,018.75	6.32	6.24	1.24	8.16	8.05	1.60
Institutional Class	1,000.00	1,000.00	1,049.80	1,023.73	1.23	1.21	0.24	3.07	3.03	0.60
Institutional 2 Class	1,000.00	1,000.00	1,049.70	1,023.93	1.02	1.01	0.20	2.86	2.83	0.56
Institutional 3 Class	1,000.00	1,000.00	1,050.20	1,024.13	0.82	0.81	0.16	2.66	2.62	0.52
Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Except with respect to Columbia Thermostat FundSM, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).
In the case of Columbia Thermostat FundSM, effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly by the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds in which it invests using the expense ratio of each class of each underlying fund as of the underlying fund’s most recent shareholder report.
Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for the Funds, account value at the end of the period would have been reduced.
Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments
Columbia Acorn® Fund, December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.7%
Issuer	Shares	Value ($)
Communication Services 2.1%
Entertainment 1.4%
Take-Two Interactive Software, Inc.(a)	245,137	39,454,800
Media 0.7%
Trade Desk, Inc. (The), Class A(a)	276,581	19,902,769
Total Communication Services		59,357,569
Consumer Discretionary 19.5%
Automobile Components 1.0%
Dorman Products, Inc.(a)	324,095	27,032,764
Broadline Retail 0.7%
Etsy, Inc.(a)	219,325	17,776,291
Distributors 2.0%
Pool Corp.	141,732	56,509,966
Diversified Consumer Services 1.9%
Bright Horizons Family Solutions, Inc.(a)	569,228	53,644,047
Hotels, Restaurants & Leisure 5.9%
Churchill Downs, Inc.	503,526	67,940,763
Planet Fitness, Inc., Class A(a)	459,659	33,555,107
Portillo’s, Inc., Class A(a)	1,030,678	16,418,701
Wingstop, Inc.	134,730	34,569,023
Xponential Fitness, Inc., Class A(a)	867,523	11,182,372
Total		163,665,966
Household Durables 3.3%
Skyline Champion Corp.(a)	720,249	53,485,691
TopBuild Corp.(a)	102,501	38,362,024
Total		91,847,715
Specialty Retail 4.7%
Boot Barn Holdings, Inc.(a)	328,219	25,194,090
Five Below, Inc.(a)	291,196	62,071,339
Williams-Sonoma, Inc.	217,247	43,836,100
Total		131,101,529
Total Consumer Discretionary		541,578,278
Consumer Staples 3.1%
Beverages 0.6%
Celsius Holdings, Inc.(a)	305,364	16,648,445
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples Distribution & Retail 2.1%
BJ’s Wholesale Club Holdings, Inc.(a)	852,605	56,834,650
Household Products 0.4%
WD-40 Co.	49,600	11,857,872
Total Consumer Staples		85,340,967
Energy 2.7%
Energy Equipment & Services 0.9%
ChampionX Corp.	351,933	10,279,963
Helix Energy Solutions Group, Inc.(a)	1,466,254	15,073,091
Total		25,353,054
Oil, Gas & Consumable Fuels 1.8%
Antero Resources Corp.(a)	569,198	12,909,411
APA Corp.	622,715	22,343,014
Diamondback Energy, Inc.	98,067	15,208,230
Total		50,460,655
Total Energy		75,813,709
Financials 6.9%
Banks 1.7%
Lakeland Financial Corp.	232,728	15,164,556
Pinnacle Financial Partners, Inc.	177,859	15,512,862
Western Alliance Bancorp	258,245	16,989,939
Total		47,667,357
Capital Markets 3.4%
Ares Management Corp., Class A	172,656	20,532,252
GCM Grosvenor, Inc., Class A(b)	4,025,082	36,064,735
Houlihan Lokey, Inc., Class A	304,761	36,543,891
Total		93,140,878
Insurance 1.8%
Ryan Specialty Holdings, Inc., Class A(a)	1,162,550	50,012,901
Total Financials		190,821,136
Health Care 19.4%
Biotechnology 5.9%
Apellis Pharmaceuticals, Inc.(a)	64,012	3,831,758
Arrowhead Pharmaceuticals, Inc.(a)	214,574	6,565,964
bluebird bio, Inc.(a)	2,315,637	3,195,579
Exact Sciences Corp.(a)	760,406	56,254,836
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn® Fund, December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Exelixis, Inc.(a)	377,951	9,067,045
Insmed, Inc.(a)	311,042	9,639,192
Karuna Therapeutics, Inc.(a)	26,208	8,295,094
Natera, Inc.(a)	725,792	45,463,611
Revolution Medicines, Inc.(a)	258,724	7,420,204
Sarepta Therapeutics, Inc.(a)	144,489	13,933,074
Total		163,666,357
Health Care Equipment & Supplies 3.4%
Glaukos Corp.(a)	293,065	23,295,737
Inspire Medical Systems, Inc.(a)	171,499	34,888,042
Insulet Corp.(a)	112,827	24,481,202
Outset Medical, Inc.(a)	2,267,323	12,266,217
Total		94,931,198
Health Care Providers & Services 0.8%
Chemed Corp.	25,960	15,180,110
P3 Health Partners, Inc., Class A(a),(b),(c)	4,567,474	6,440,139
Total		21,620,249
Life Sciences Tools & Services 7.8%
BioLife Solutions, Inc.(a)	735,657	11,954,426
Bio-Techne Corp.	907,134	69,994,460
DNA Script(a),(d),(e),(f)	1,139	236,944
Maravai LifeSciences Holdings, Inc., Class A(a)	1,831,822	11,998,434
Repligen Corp.(a)	357,889	64,348,442
Stevanato Group SpA	505,518	13,795,586
West Pharmaceutical Services, Inc.	127,190	44,786,143
Total		217,114,435
Pharmaceuticals 1.5%
Catalent, Inc.(a)	851,230	38,245,764
Pliant Therapeutics, Inc.(a)	310,308	5,619,678
Total		43,865,442
Total Health Care		541,197,681
Industrials 19.5%
Aerospace & Defense 3.2%
Axon Enterprise, Inc.(a)	148,799	38,439,246
Curtiss-Wright Corp.	221,354	49,315,457
Total		87,754,703
Commercial Services & Supplies 1.5%
Casella Waste Systems, Inc., Class A(a)	497,768	42,539,253
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 2.5%
WillScot Mobile Mini Holdings Corp.(a)	1,580,275	70,322,238
Electrical Equipment 2.0%
Atkore, Inc.(a)	296,052	47,368,320
Vertiv Holdings Co.	178,924	8,593,720
Total		55,962,040
Machinery 3.6%
IDEX Corp.	118,263	25,676,080
Middleby Corp. (The)(a)	134,019	19,723,576
SPX Technologies, Inc.(a)	552,533	55,811,358
Total		101,211,014
Professional Services 5.3%
Exponent, Inc.	313,757	27,623,166
ICF International, Inc.	178,809	23,976,499
KBR, Inc.	799,028	44,274,142
Parsons Corp.(a)	275,361	17,267,888
Paycom Software, Inc.	114,284	23,624,788
Paylocity Holding Corp.(a)	59,486	9,806,267
Total		146,572,750
Trading Companies & Distributors 1.4%
SiteOne Landscape Supply, Inc.(a)	236,875	38,492,188
Total Industrials		542,854,186
Information Technology 18.9%
Communications Equipment 0.6%
Calix, Inc.(a)	349,608	15,274,373
IT Services 4.0%
Endava PLC, ADR(a)	287,381	22,372,611
Globant SA(a)	205,822	48,981,520
MongoDB, Inc.(a)	56,474	23,089,395
VeriSign, Inc.(a)	75,113	15,470,273
Total		109,913,799
Semiconductors & Semiconductor Equipment 3.3%
Aehr Test Systems(a)	269,973	7,162,384
Axcelis Technologies, Inc.(a)	29,398	3,812,627
Lattice Semiconductor Corp.(a)	393,200	27,126,868
Monolithic Power Systems, Inc.	33,743	21,284,410
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn® Fund, December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Onto Innovation, Inc.(a)	116,556	17,821,412
Rambus, Inc.(a)	218,086	14,884,369
Total		92,092,070
Software 9.8%
Bentley Systems, Inc., Class B	850,346	44,371,054
Crowdstrike Holdings, Inc., Class A(a)	61,126	15,606,690
DoubleVerify Holdings, Inc.(a)	845,621	31,101,940
HubSpot, Inc.(a)	73,825	42,858,366
Sprout Social, Inc., Class A(a)	856,799	52,641,731
Workiva, Inc., Class A(a)	385,014	39,090,471
Zeta Global Holdings Corp., Class A(a)	1,283,941	11,324,360
Zscaler, Inc.(a)	167,210	37,047,048
Total		274,041,660
Technology Hardware, Storage & Peripherals 1.2%
Super Micro Computer, Inc.(a)	119,709	34,028,480
Total Information Technology		525,350,382
Materials 3.1%
Chemicals 1.4%
Albemarle Corp.	110,523	15,968,363
Avient Corp.	538,224	22,373,972
Total		38,342,335
Containers & Packaging 1.7%
Avery Dennison Corp.	241,249	48,770,898
Total Materials		87,113,233
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.5%
Real Estate Management & Development 2.5%
Colliers International Group, Inc.	557,637	70,552,233
Total Real Estate		70,552,233
Total Common Stocks (Cost $2,246,522,283)		2,719,979,374

Securities Lending Collateral 0.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 5.250%(g),(h)	192,150	192,150
Total Securities Lending Collateral (Cost $192,150)		192,150

Money Market Funds 2.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(g)	68,973,211	68,959,416
Total Money Market Funds (Cost $68,937,559)		68,959,416
Total Investments in Securities (Cost: $2,315,651,992)		2,789,130,940
Obligation to Return Collateral for Securities Loaned		(192,150)
Other Assets & Liabilities, Net		(6,175,860)
Net Assets		2,782,762,930
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	75,773,186	654,407,612 *	(661,238,155)	16,773	68,959,416	(19,389)	4,550,766	68,973,211
GCM Grosvenor, Inc., Class A
	24,820,677	6,150,535 *	—	5,093,523	36,064,735	—	1,606,054	4,025,082
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn® Fund, December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
P3 Health Partners, Inc., Class A†
	4,600,000	5,225,718 *	(4,288,225)	20,400,000	—	(2,434,850)	—	—
Total	105,193,863			25,510,296	105,024,151	(2,454,239)	6,156,820

*	Includes the effect of affiliated issuers acquired in the fund reorganization.
†	Issuer was not an affiliate at the end of period.

(c)	All or a portion of this security was on loan at December 31, 2023. The total market value of securities on loan at December 31, 2023 was $154,818.
(d)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $236,944, which represents 0.01% of total net assets.

(e)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2023, the total market value of these securities amounted to $236,944, which represents 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
DNA Script	10/01/2021	1,139	993,179	236,944

(f)	Valuation based on significant unobservable inputs.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(h)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■
 Level 1 – quoted prices in active markets for identical securities
■
 Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■
 Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Investment Manager’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee (the Committee) to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn® Fund, December 31, 2023
Fair value measurements (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	59,357,569	—	—	59,357,569
Consumer Discretionary	541,578,278	—	—	541,578,278
Consumer Staples	85,340,967	—	—	85,340,967
Energy	75,813,709	—	—	75,813,709
Financials	190,821,136	—	—	190,821,136
Health Care	540,960,737	—	236,944	541,197,681
Industrials	542,854,186	—	—	542,854,186
Information Technology	525,350,382	—	—	525,350,382
Materials	87,113,233	—	—	87,113,233
Real Estate	70,552,233	—	—	70,552,233
Total Common Stocks	2,719,742,430	—	236,944	2,719,979,374
Securities Lending Collateral	192,150	—	—	192,150
Money Market Funds	68,959,416	—	—	68,959,416
Total Investments in Securities	2,788,893,996	—	236,944	2,789,130,940
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments
Columbia Acorn International®, December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.9%
Issuer	Shares	Value ($)
Australia 4.7%
CAR Group Ltd.	872,591	18,491,323
IDP Education Ltd.	1,432,359	19,539,028
Pro Medicus Ltd.	252,698	16,489,543
Total		54,519,894
Brazil 1.6%
TOTVS SA	2,641,793	18,322,218
Canada 7.8%
Agnico Eagle Mines Ltd.	97,083	5,322,878
Altus Group Ltd.	377,811	12,015,362
ARC Resources Ltd.	957,042	14,207,023
CCL Industries, Inc., Class B	416,811	18,744,778
Richelieu Hardware Ltd.	446,976	16,184,981
Wheaton Precious Metals Corp.	258,225	12,739,269
Whitecap Resources, Inc.	1,643,356	11,000,768
Total		90,215,059
China 3.4%
China Meidong Auto Holdings Ltd.	13,676,000	8,329,390
Proya Cosmetics Co., Ltd., Class A	407,064	5,705,420
Shenzhou International Group Holdings Ltd.	576,800	5,917,310
Silergy Corp.	1,236,000	20,061,409
Total		40,013,529
Finland 2.1%
Valmet OYJ	842,416	24,360,595
France 2.0%
Edenred SE	292,710	17,517,150
Robertet SA	5,829	5,340,987
Total		22,858,137
Germany 6.5%
Amadeus Fire AG	70,766	9,607,465
Eckert & Ziegler Strahlen- und Medizintechnik AG	162,989	7,423,115
Hypoport SE(a)	112,891	22,034,087
Jenoptik AG	679,887	21,323,318
Nemetschek SE	175,954	15,190,935
Total		75,578,920
Common Stocks (continued)
Issuer	Shares	Value ($)
India 1.6%
Astral Ltd.	155,692	3,567,029
Cholamandalam Investment and Finance Co., Ltd.	400,065	6,051,155
ICICI Prudential Life Insurance Co., Ltd.	1,394,459	8,954,334
Total		18,572,518
Ireland 1.5%
Bank of Ireland Group PLC	577,511	5,242,908
CRH PLC	169,949	11,695,767
Total		16,938,675
Italy 2.1%
Amplifon SpA	521,666	18,076,052
Carel Industries SpA	249,562	6,835,305
Total		24,911,357
Japan 17.3%
Capcom Co., Ltd.	244,400	7,886,965
Daiseki Co., Ltd.	844,119	23,388,417
Disco Corp.	87,400	21,584,900
Fuso Chemical Co., Ltd.	507,100	14,977,472
Gunma Bank Ltd. (The)	1,063,900	5,194,402
Hoshizaki Corp.	330,800	12,084,243
Insource Co., Ltd.	189,000	1,182,270
Macnica Holdings, Inc.	112,000	5,883,831
NGK Spark Plug Co., Ltd.	473,300	11,209,587
Obic Co., Ltd.	85,600	14,727,914
Recruit Holdings Co., Ltd.	738,300	30,869,161
Simplex Holdings, Inc.	727,400	14,114,445
Solasto Corp.	1,887,300	8,229,541
Suntory Beverage & Food Ltd.	614,500	20,204,694
Yaskawa Electric Corp.	218,100	9,077,731
Total		200,615,573
Mexico 4.8%
Corporación Inmobiliaria Vesta SAB de CV	7,007,664	27,789,653
Grupo Aeroportuario del Centro Norte SAB de CV	1,373,218	14,523,068
La Comer SAB de CV	5,357,945	13,820,034
Total		56,132,755
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn International®, December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 4.8%
BE Semiconductor Industries NV	112,247	16,946,602
IMCD NV	222,507	38,752,613
Total		55,699,215
New Zealand 1.5%
Fisher & Paykel Healthcare Corp., Ltd.	1,137,570	16,965,076
Norway 0.8%
AutoStore Holdings Ltd.(a),(b)	4,699,040	9,232,391
South Korea 1.0%
Jeisys Medical, Inc.(a)	196,103	1,591,589
KEPCO Plant Service & Engineering Co., Ltd.(a)	362,319	9,563,552
Total		11,155,141
Sweden 6.9%
AddTech AB, B Shares	648,070	14,259,210
Hexagon AB, Class B	2,259,128	27,135,079
Munters Group AB	1,405,706	22,922,242
Sweco AB, Class B	1,130,393	15,170,853
Total		79,487,384
Switzerland 5.7%
Belimo Holding AG, Registered Shares	60,139	33,194,054
Inficon Holding AG	12,163	17,440,792
Tecan Group AG, Registered Shares	21,728	8,889,084
VAT Group AG	12,809	6,433,422
Total		65,957,352
Taiwan 4.0%
Parade Technologies Ltd.	198,000	7,718,087
Sinbon Electronics Co., Ltd.	1,658,000	16,137,383
Universal Vision Biotechnology Co., Ltd.	571,883	5,157,104
Voltronic Power Technology Corp.	317,408	17,651,957
Total		46,664,531
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 15.0%
Ashtead Group PLC	136,138	9,462,568
Auto Trader Group PLC	2,439,267	22,408,692
Diploma PLC	172,747	7,889,654
Genus PLC	658,912	18,225,443
Halma PLC	783,051	22,767,920
Howden Joinery Group PLC	590,796	6,116,373
Intermediate Capital Group PLC	1,150,586	24,580,494
Rentokil Initial PLC	2,515,836	14,179,919
Rightmove PLC	4,007,531	29,459,313
Safestore Holdings PLC	1,672,397	18,834,547
Total		173,924,923
United States 1.2%
Inter Parfums, Inc.	93,531	13,469,399
Vietnam 1.6%
Asia Commercial Bank JSC	7,113,224	7,003,946
FPT Corp.	2,870,489	11,360,703
Total		18,364,649
Total Common Stocks (Cost $838,290,321)		1,133,959,291

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(c),(d)	21,223,835	21,219,590
Total Money Market Funds (Cost $21,219,547)		21,219,590
Total Investments in Securities (Cost $859,509,868)		1,155,178,881
Other Assets & Liabilities, Net		3,008,089
Net Assets		$1,158,186,970
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $9,232,391, which represents 0.80% of total net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn International®, December 31, 2023
Notes to Portfolio of Investments (continued)
(d)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	10,828,339	384,248,858	(373,856,589)	(1,018)	21,219,590	(4,697)	1,718,285	21,223,835
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■
 Level 1 – quoted prices in active markets for identical securities
■
 Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■
 Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Investment Manager’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee (the Committee) to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	54,519,894	—	54,519,894
Brazil	18,322,218	—	—	18,322,218
Canada	90,215,059	—	—	90,215,059
China	—	40,013,529	—	40,013,529
Finland	—	24,360,595	—	24,360,595
France	—	22,858,137	—	22,858,137
Germany	—	75,578,920	—	75,578,920
India	—	18,572,518	—	18,572,518
Ireland	—	16,938,675	—	16,938,675
Italy	—	24,911,357	—	24,911,357
Japan	—	200,615,573	—	200,615,573
Mexico	56,132,755	—	—	56,132,755
Netherlands	—	55,699,215	—	55,699,215
New Zealand	—	16,965,076	—	16,965,076
Norway	—	9,232,391	—	9,232,391
South Korea	—	11,155,141	—	11,155,141
Sweden	—	79,487,384	—	79,487,384
Switzerland	—	65,957,352	—	65,957,352
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn International®, December 31, 2023
Fair value measurements (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Taiwan	—	46,664,531	—	46,664,531
United Kingdom	—	173,924,923	—	173,924,923
United States	13,469,399	—	—	13,469,399
Vietnam	—	18,364,649	—	18,364,649
Total Common Stocks	178,139,431	955,819,860	—	1,133,959,291
Money Market Funds	21,219,590	—	—	21,219,590
Total Investments in Securities	199,359,021	955,819,860	—	1,155,178,881
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments
Columbia Acorn International SelectSM, December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.3%
Issuer	Shares	Value ($)
Australia 2.4%
IDP Education Ltd.	394,639	5,383,331
Brazil 2.3%
TOTVS SA	755,891	5,242,500
Canada 1.1%
ARC Resources Ltd.	89,570	1,329,642
Whitecap Resources, Inc.	175,605	1,175,515
Total		2,505,157
China 7.1%
NetEase, Inc., ADR	49,089	4,573,131
Shenzhou International Group Holdings Ltd.	477,800	4,901,683
Silergy Corp.	400,000	6,492,365
Total		15,967,179
Finland 2.3%
Valmet OYJ	183,305	5,300,729
France 4.0%
Edenred SE	73,162	4,378,360
Publicis Groupe SA	24,987	2,321,588
Schneider Electric SE	11,451	2,305,157
Total		9,005,105
Germany 3.5%
Deutsche Telekom AG, Registered Shares	87,321	2,099,485
Nemetschek SE	66,312	5,725,026
Total		7,824,511
Ireland 2.0%
Bank of Ireland Group PLC	243,834	2,213,636
CRH PLC	33,438	2,301,179
Total		4,514,815
Italy 2.4%
Amplifon SpA	155,081	5,373,653
Japan 20.7%
Capcom Co., Ltd.	80,300	2,591,339
Disco Corp.	27,700	6,840,981
Gunma Bank Ltd. (The)	208,200	1,016,519
Hoshizaki Corp.	58,900	2,151,638
Common Stocks (continued)
Issuer	Shares	Value ($)
Keyence Corp.	10,100	4,437,500
Macnica Holdings, Inc.	34,400	1,807,177
NGK Spark Plug Co., Ltd.	92,400	2,188,392
Obic Co., Ltd.	32,800	5,643,406
Recruit Holdings Co., Ltd.	213,100	8,909,953
Renesas Electronics Corp.(a)	95,800	1,712,996
Suntory Beverage & Food Ltd.	226,200	7,437,432
Yaskawa Electric Corp.	42,700	1,777,254
Total		46,514,587
Mexico 2.5%
Corporación Inmobiliaria Vesta SAB de CV	1,407,086	5,579,952
Netherlands 4.5%
ASML Holding NV	3,045	2,298,632
IMCD NV	44,580	7,764,212
Total		10,062,844
New Zealand 3.1%
Fisher & Paykel Healthcare Corp., Ltd.	473,981	7,068,685
Sweden 5.9%
AddTech AB, B Shares	113,582	2,499,097
Hexagon AB, Class B	575,681	6,914,681
Sweco AB, Class B	290,265	3,895,608
Total		13,309,386
Switzerland 10.9%
Belimo Holding AG, Registered Shares	20,465	11,295,770
Lonza Group AG, Registered Shares	16,451	6,935,519
Nestlé SA, Registered Shares	28,835	3,342,550
Tecan Group AG, Registered Shares	4,252	1,739,524
VAT Group AG	2,507	1,259,161
Total		24,572,524
Taiwan 6.5%
Parade Technologies Ltd.	185,000	7,211,344
Voltronic Power Technology Corp.	131,852	7,332,663
Total		14,544,007
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn International SelectSM, December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 13.8%
3i Group PLC	50,505	1,554,520
Ashtead Group PLC	26,643	1,851,880
Auto Trader Group PLC	316,123	2,904,111
Diploma PLC	104,080	4,753,513
Halma PLC	233,697	6,794,953
Howden Joinery Group PLC	115,622	1,197,008
Intermediate Capital Group PLC	232,697	4,971,212
Rightmove PLC	962,872	7,078,061
Total		31,105,258
United States 2.3%
Inter Parfums, Inc.	35,268	5,078,945
Total Common Stocks (Cost $180,882,300)		218,953,168

Money Market Funds 2.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	5,680,939	5,679,803
Total Money Market Funds (Cost $5,679,624)		5,679,803
Total Investments in Securities (Cost $186,561,924)		224,632,971
Other Assets & Liabilities, Net		433,237
Net Assets		$225,066,208
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	2,143,192	75,258,944	(71,722,495)	162	5,679,803	358	189,866	5,680,939
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■
 Level 1 – quoted prices in active markets for identical securities
■
 Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■
 Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Investment Manager’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn International SelectSM, December 31, 2023
Fair value measurements (continued)
The Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee (the Committee) to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	5,383,331	—	5,383,331
Brazil	5,242,500	—	—	5,242,500
Canada	2,505,157	—	—	2,505,157
China	4,573,131	11,394,048	—	15,967,179
Finland	—	5,300,729	—	5,300,729
France	—	9,005,105	—	9,005,105
Germany	—	7,824,511	—	7,824,511
Ireland	—	4,514,815	—	4,514,815
Italy	—	5,373,653	—	5,373,653
Japan	—	46,514,587	—	46,514,587
Mexico	5,579,952	—	—	5,579,952
Netherlands	—	10,062,844	—	10,062,844
New Zealand	—	7,068,685	—	7,068,685
Sweden	—	13,309,386	—	13,309,386
Switzerland	—	24,572,524	—	24,572,524
Taiwan	—	14,544,007	—	14,544,007
United Kingdom	—	31,105,258	—	31,105,258
United States	5,078,945	—	—	5,078,945
Total Common Stocks	22,979,685	195,973,483	—	218,953,168
Money Market Funds	5,679,803	—	—	5,679,803
Total Investments in Securities	28,659,488	195,973,483	—	224,632,971
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments
Columbia Thermostat FundSM, December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 13.3%
	Shares	Value ($)
International 1.5%
Columbia Emerging Markets Fund, Institutional 3 Class(a),(b)	1,594,816	20,222,272
U.S. Large Cap 10.4%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	1,544,080	49,842,893
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class(a)	1,992,531	49,793,350
Columbia Large Cap Index Fund, Institutional 3 Class(a)	794,961	39,867,291
Total		139,503,534
U.S. Small Cap 1.4%
Columbia Small Cap Index Fund, Institutional 3 Class(a)	838,047	19,727,625
Total Equity Funds (Cost $147,701,578)		179,453,431

Exchange-Traded Equity Funds 1.5%

U.S. Large Cap 1.5%
Columbia Research Enhanced Core ETF(a)	720,180	19,956,188
Total Exchange-Traded Equity Funds (Cost $16,740,379)		19,956,188

Exchange-Traded Fixed Income Funds 8.4%

Multisector 8.4%
Columbia Diversified Fixed Income Allocation ETF(a)	6,270,633	113,184,926
Total Exchange-Traded Fixed Income Funds (Cost $120,106,028)		113,184,926

Fixed Income Funds 76.2%
	Shares	Value ($)
Investment Grade 76.2%
Columbia Corporate Income Fund, Institutional 3 Class(a)	12,386,539	113,832,291
Columbia Quality Income Fund, Institutional 3 Class(a)	12,754,894	227,547,307
Columbia Total Return Bond Fund, Institutional 3 Class(a)	9,289,675	284,542,729
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	39,310,795	397,039,033
Total		1,022,961,360
Total Fixed Income Funds (Cost $1,059,381,752)		1,022,961,360

Money Market Funds 0.4%

Columbia Short-Term Cash Fund, 5.569%(a),(c)	5,041,874	5,040,866
Total Money Market Funds (Cost $5,040,361)		5,040,866
Total Investments in Securities (Cost: $1,348,970,098)		1,340,596,771
Other Assets & Liabilities, Net		2,447,253
Net Assets		1,343,044,024
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Acorn® Fund, Institutional 3 Class
	20,526,610	28,341,323	(47,869,698)	(998,235)	—	—	4,610,957	—	—
Columbia Contrarian Core Fund, Institutional 3 Class
	30,404,160	201,738,717	(193,569,261)	11,269,277	49,842,893	1,573,588	11,974,943	434,131	1,544,080
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Thermostat FundSM, December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Corporate Income Fund, Institutional 3 Class
	114,873,896	88,091,242	(100,032,938)	10,900,091	113,832,291	—	(7,000,418)	4,446,110	12,386,539
Columbia Diversified Fixed Income Allocation ETF
	115,127,713	85,619,129	(97,908,029)	10,346,113	113,184,926	—	(7,380,059)	3,995,718	6,270,633
Columbia Emerging Markets Fund, Institutional 3 Class
	20,889,634	84,826,647	(86,552,747)	1,058,738	20,222,272	—	5,318,108	—	1,594,816
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class
	30,435,205	203,830,940	(189,510,538)	5,037,743	49,793,350	2,707,504	13,131,285	908,735	1,992,531
Columbia Large Cap Index Fund, Institutional 3 Class
	61,073,643	198,896,430	(227,624,148)	7,521,366	39,867,291	4,411,231	11,072,432	787,273	794,961
Columbia Quality Income Fund, Institutional 3 Class
	230,219,391	184,142,371	(212,790,977)	25,976,522	227,547,307	—	(27,054,835)	8,340,048	12,754,894
Columbia Research Enhanced Core ETF
	20,231,103	82,611,994	(84,970,363)	2,083,454	19,956,188	—	6,173,268	199,974	720,180
Columbia Select Mid Cap Value Fund, Institutional 3 Class
	20,582,824	29,766,266	(45,987,280)	(4,361,810)	—	—	5,564,361	95,470	—
Columbia Short Term Bond Fund, Institutional 3 Class
	172,099,694	50,641,529	(228,529,199)	5,787,976	—	—	(4,228,570)	2,342,611	—
Columbia Short-Term Cash Fund, 5.569%
	3,993,005	208,140,733	(207,093,376)	504	5,040,866	—	(1,099)	267,814	5,041,874
Columbia Small Cap Index Fund, Institutional 3 Class
	—	78,552,375	(61,556,928)	2,732,178	19,727,625	1,299,359	2,588,930	427,003	838,047
Columbia Total Return Bond Fund, Institutional 3 Class
	114,885,482	358,982,154	(217,285,704)	27,960,797	284,542,729	—	(24,752,047)	9,883,559	9,289,675
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	401,455,944	324,074,491	(357,006,704)	28,515,302	397,039,033	—	(26,224,001)	9,643,552	39,310,795
Total	1,356,798,304			133,830,016	1,340,596,771	9,991,682	(36,206,745)	41,771,998

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■
 Level 1 – quoted prices in active markets for identical securities
■
 Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■
 Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose net asset values are published each day.
The Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee (the Committee) to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Thermostat FundSM, December 31, 2023
Fair value measurements (continued)
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Equity Funds	179,453,431	—	—	179,453,431
Exchange-Traded Equity Funds	19,956,188	—	—	19,956,188
Exchange-Traded Fixed Income Funds	113,184,926	—	—	113,184,926
Fixed Income Funds	1,022,961,360	—	—	1,022,961,360
Money Market Funds	5,040,866	—	—	5,040,866
Total Investments in Securities	1,340,596,771	—	—	1,340,596,771
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments
Columbia Acorn European FundSM, December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 96.7%
Issuer	Shares	Value ($)
Belgium 1.0%
Melexis NV	6,076	612,387
Finland 2.2%
Metso Outotec OYJ	28,390	288,212
Valmet OYJ	36,896	1,066,942
Total		1,355,154
France 4.6%
Edenred SE	24,163	1,446,028
Robertet SA	1,434	1,313,943
Total		2,759,971
Germany 8.9%
Eckert & Ziegler Strahlen- und Medizintechnik AG	8,500	387,121
Gerresheimer AG	5,738	596,956
Hypoport SE(a)	2,963	578,319
Jenoptik AG	39,253	1,231,093
Nemetschek SE	16,873	1,456,725
Rational AG	431	332,584
Washtec AG	23,164	818,301
Total		5,401,099
Italy 7.8%
Amplifon SpA	60,995	2,113,515
Carel Industries SpA	94,492	2,588,061
Total		4,701,576
Netherlands 7.6%
BE Semiconductor Industries NV	13,249	2,000,281
IMCD NV	15,083	2,626,909
Total		4,627,190
Norway 1.3%
AutoStore Holdings Ltd.(a),(b),(c)	408,366	802,333
Sweden 21.0%
AddTech AB, B Shares	120,654	2,654,699
Hexagon AB, Class B	205,301	2,465,934
Hexpol AB	51,007	617,985
Munters Group AB	174,213	2,840,816
Sectra AB, Class B(a)	144,012	2,571,192
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweco AB, Class B	117,123	1,571,892
Total		12,722,518
Switzerland 10.1%
Accelleron Industries AG	20,479	640,487
Belimo Holding AG, Registered Shares	4,227	2,333,116
Inficon Holding AG	1,044	1,497,015
Kardex Holding AG	5,100	1,323,251
Tecan Group AG, Registered Shares	814	333,013
Total		6,126,882
United Kingdom 28.3%
Auto Trader Group PLC	269,761	2,478,200
Diploma PLC	53,122	2,426,173
Genus PLC	47,570	1,315,782
Halma PLC	79,593	2,314,239
Howden Joinery Group PLC	30,515	315,915
Intermediate Capital Group PLC	92,143	1,968,493
Rentokil Initial PLC	184,750	1,041,300
Rightmove PLC	314,993	2,315,510
Safestore Holdings PLC	133,777	1,506,597
Spirax-Sarco Engineering PLC	11,050	1,478,442
Total		17,160,651
United States 3.9%
Inter Parfums, Inc.	16,573	2,386,678
Total Common Stocks (Cost $34,465,116)		58,656,439

Securities Lending Collateral 0.4%

Dreyfus Government Cash Management Fund, Institutional Shares, 5.250%(d),(e)	225,086	225,086
Total Securities Lending Collateral (Cost $225,086)		225,086

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn European FundSM, December 31, 2023
Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(d),(f)	549,089	548,979
Total Money Market Funds (Cost $548,924)		548,979
Total Investments in Securities (Cost $35,239,126)		59,430,504
Obligation to Return Collateral for Securities Loaned		(225,086)
Other Assets & Liabilities, Net		1,438,274
Net Assets		$60,643,692
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $802,333, which represents 1.32% of total net assets.

(c)	All or a portion of this security was on loan at December 31, 2023. The total market value of securities on loan at December 31, 2023 was $210,870.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(e)	Investment made with cash collateral received from securities lending activity.
(f)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	1,602,880	21,933,837	(22,987,759)	21	548,979	93	74,337	549,089
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■
 Level 1 – quoted prices in active markets for identical securities
■
 Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■
 Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Investment Manager’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee (the Committee) to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Columbia Acorn European FundSM, December 31, 2023
Fair value measurements (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Belgium	—	612,387	—	612,387
Finland	—	1,355,154	—	1,355,154
France	—	2,759,971	—	2,759,971
Germany	—	5,401,099	—	5,401,099
Italy	—	4,701,576	—	4,701,576
Netherlands	—	4,627,190	—	4,627,190
Norway	—	802,333	—	802,333
Sweden	—	12,722,518	—	12,722,518
Switzerland	—	6,126,882	—	6,126,882
United Kingdom	—	17,160,651	—	17,160,651
United States	2,386,678	—	—	2,386,678
Total Common Stocks	2,386,678	56,269,761	—	58,656,439
Securities Lending Collateral	225,086	—	—	225,086
Money Market Funds	548,979	—	—	548,979
Total Investments in Securities	3,160,743	56,269,761	—	59,430,504
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn International SelectSM
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $2,208,479,482, $838,290,321, $180,882,300, respectively)	$2,684,106,789	$1,133,959,291	$218,953,168
Affiliated issuers (cost $107,172,510, $21,219,547, $5,679,624, respectively)	105,024,151	21,219,590	5,679,803
Foreign currency (cost $—, $37,531, $6, respectively)	—	37,640	6
Receivable for:
Investments sold	—	2,265,982	—
Capital shares sold	501,456	1,452,325	105,829
Dividends	947,250	1,381,481	240,818
Securities lending income	865	5,289	—
Foreign tax reclaims	8,364	1,860,184	588,333
Expense reimbursement due from Investment Manager	3,623	3,777	1,072
Prepaid expenses	71,549	34,646	5,645
Total assets	2,790,664,047	1,162,220,205	225,574,674
Liabilities
Due to custodian	—	39,608	—
Due upon return of securities on loan	192,150	—	—
Payable for:
Capital shares redeemed	3,604,966	2,049,738	249,724
Investment advisory fee	53,128	26,964	5,488
Distribution and/or service fees	4,204	1,190	907
Transfer agent fees	171,254	72,618	22,834
Administration fees	3,862	1,591	308
Compensation of chief compliance officer	8,395	4,030	657
Accounting services fees	25,706	26,090	26,090
Compensation of board members	14,712	6,856	1,220
Other expenses	180,970	161,995	42,153
Deferred compensation of board members	3,641,770	1,642,555	159,085
Total liabilities	7,901,117	4,033,235	508,466
Net assets applicable to outstanding capital stock	$2,782,762,930	$1,158,186,970	$225,066,208
Represented by
Paid in capital	2,860,237,923	912,827,742	212,519,427
Total distributable earnings (loss)	(77,474,993)	245,359,228	12,546,781
Total - representing net assets applicable to outstanding capital stock	$2,782,762,930	$1,158,186,970	$225,066,208
* Includes the value of securities on loan	154,818	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Assets and Liabilities (continued)
December 31, 2023
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn International SelectSM
Class A
Net assets	$570,240,032	$155,876,644	$128,075,509
Shares outstanding	76,128,092	6,122,630	5,026,996
Net asset value per share(a)	$7.49	$25.46	$25.48
Maximum sales charge	5.75%	5.75%	5.75%
Maximum offering price per share(b) (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$7.95	$27.01	$27.03
Advisor Class
Net assets	$36,286,980	$5,688,857	$932,101
Shares outstanding	3,060,725	218,031	35,449
Net asset value per share(c)	$11.86	$26.09	$26.29
Class C
Net assets	$8,990,740	$3,320,521	$1,080,000
Shares outstanding	865,138	146,635	48,082
Net asset value per share(a)	$10.39	$22.64	$22.46
Institutional Class
Net assets	$2,110,299,397	$837,217,349	$79,764,733
Shares outstanding	193,073,221	32,626,036	3,063,175
Net asset value per share(c)	$10.93	$25.66	$26.04
Institutional 2 Class
Net assets	$28,764,672	$22,936,971	$5,810,042
Shares outstanding	2,384,686	893,762	220,562
Net asset value per share(c)	$12.06	$25.66	$26.34
Institutional 3 Class
Net assets	$28,181,109	$131,038,064	$9,403,823
Shares outstanding	2,295,542	5,011,324	356,915
Net asset value per share(c)	$12.28	$26.15	$26.35
Class R
Net assets	$—	$2,108,564	$—
Shares outstanding	—	83,230	—
Net asset value per share(c)	$—	$25.33	$—

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Redemption price per share is equal to net asset value.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Assets and Liabilities (continued)
December 31, 2023

	Columbia Thermostat FundSM	Columbia Acorn European FundSM
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $—, $34,690,202, respectively)	$—	$58,881,525
Affiliated issuers (cost $1,348,970,098, $548,924, respectively)	1,340,596,771	548,979
Receivable for:
Investments sold	—	1,186,678
Capital shares sold	4,173,010	341,581
Dividends	3,645,609	54,274
Securities lending income	—	106
Foreign tax reclaims	—	241,338
Expense reimbursement due from Investment Manager	1,924	462
Prepaid expenses	34,627	1,554
Total assets	1,348,451,941	61,256,497
Liabilities
Due upon return of securities on loan	—	225,086
Payable for:
Investments purchased	3,625,038	193,204
Capital shares redeemed	1,125,358	119,362
Investment advisory fee	3,684	1,977
Distribution and/or service fees	6,001	257
Transfer agent fees	108,433	6,195
Administration fees	1,842	83
Compensation of chief compliance officer	4,220	178
Compensation of board members	7,530	327
Other expenses	108,645	37,917
Deferred compensation of board members	417,166	28,219
Total liabilities	5,407,917	612,805
Net assets applicable to outstanding capital stock	$1,343,044,024	$60,643,692
Represented by
Paid in capital	1,497,333,440	54,901,658
Total distributable earnings (loss)	(154,289,416)	5,742,034
Total - representing net assets applicable to outstanding capital stock	$1,343,044,024	$60,643,692
* Includes the value of securities on loan	—	210,870
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Assets and Liabilities (continued)
December 31, 2023
	Columbia Thermostat FundSM	Columbia Acorn European FundSM
Class A
Net assets	$428,092,394	$30,487,196
Shares outstanding	27,423,708	1,193,148
Net asset value per share(a)	$15.61	$25.55
Maximum sales charge	5.75%	5.75%
Maximum offering price per share(b) (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.56	$27.11
Advisor Class
Net assets	$69,278,192	$1,857,146
Shares outstanding	4,492,620	71,725
Net asset value per share(c)	$15.42	$25.89
Class C
Net assets	$111,123,244	$1,787,042
Shares outstanding	7,064,470	72,692
Net asset value per share(a)	$15.73	$24.58
Institutional Class
Net assets	$636,586,597	$23,802,136
Shares outstanding	41,602,332	924,110
Net asset value per share(c)	$15.30	$25.76
Institutional 2 Class
Net assets	$86,925,460	$2,661,479
Shares outstanding	5,628,418	101,988
Net asset value per share(c)	$15.44	$26.10
Institutional 3 Class
Net assets	$11,038,137	$48,693
Shares outstanding	716,250	1,895
Net asset value per share(c)	$15.41	$25.69 (d)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Redemption price per share is equal to net asset value.
(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn International SelectSM
Net investment income
Income:
Dividends — unaffiliated issuers	$10,461,081	$22,227,384	$3,540,299
Dividends — affiliated issuers	6,156,820	1,718,285	189,866
Income from securities lending — net	83,457	109,267	4,856
European Union tax reclaim	—	7,139	—
Foreign taxes withheld	(36,426)	(2,167,943)	(254,308)
Total income	16,664,932	21,894,132	3,480,713
Expenses:
Investment advisory fee	18,446,916	11,053,432	2,030,153
Distribution and/or service fees
Class A	1,382,604	386,599	318,266
Class C	93,139	38,610	10,888
Class R	—	10,056	—
Transfer agent fees
Class A	456,132	165,606	254,541
Advisor Class	26,494	7,302	1,915
Class C	7,681	4,125	2,178
Institutional Class	1,659,258	986,258	163,839
Institutional 2 Class	14,626	43,909	3,987
Institutional 3 Class	2,339	8,634	572
Class R	—	2,154	—
Administration fees	1,335,986	662,625	114,054
Custodian fees	17,696	211,601	37,064
Printing and postage fees	112,777	119,089	55,852
Registration fees	78,867	98,333	83,818
Accounting services fees	19,940	143,351	34,948
Legal fees	878,969	435,128	75,122
Line of credit interest	—	121,022	305
Interest on collateral	—	45	—
Compensation of chief compliance officer	15,937	8,340	1,399
Compensation of board members	382,470	193,912	33,160
Deferred compensation of board members	360,902	194,201	28,110
Other	192,580	114,608	25,609
Total expenses	25,485,313	15,008,940	3,275,780
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,781,144)	(1,654,568)	(730,898)
Fees waived by transfer agent
Institutional 2 Class	—	(7,221)	—
Institutional 3 Class	—	(3,128)	—
Expense reduction	(6,849)	(5,627)	(8,963)
Total net expenses	23,697,320	13,338,396	2,535,919
Net investment income (loss)	(7,032,388)	8,555,736	944,794
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Operations (continued)
Year Ended December 31, 2023
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn International SelectSM
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$53,076,598	$97,166,667	$1,421,555
Investments — affiliated issuers	(2,454,239)	(4,697)	358
Foreign currency translations	—	(439,920)	(45,052)
Forward foreign currency exchange contracts	—	—	(302,480)
Futures contracts	—	(918,878)	—
Net realized gain	50,622,359	95,803,172	1,074,381
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	455,581,606	113,580,795	35,911,500
Investments — affiliated issuers	25,510,296	(1,018)	162
Foreign currency translations	—	85,684	46,457
Net change in unrealized appreciation (depreciation)	481,091,902	113,665,461	35,958,119
Net realized and unrealized gain	531,714,261	209,468,633	37,032,500
Net increase in net assets resulting from operations	$524,681,873	$218,024,369	$37,977,294
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Operations (continued)
Year Ended December 31, 2023

	Columbia Thermostat FundSM	Columbia Acorn European FundSM
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$1,094,167
Dividends — affiliated issuers	41,771,998	74,337
Income from securities lending — net	—	4,557
Foreign taxes withheld	—	(82,483)
Total income	41,771,998	1,090,578
Expenses:
Investment advisory fee	1,353,487	769,255
Distribution and/or service fees
Class A	1,102,425	75,132
Class C	1,193,964	21,860
Transfer agent fees
Class A	407,785	35,913
Advisor Class	64,611	1,779
Class C	110,457	2,605
Institutional Class	576,249	33,424
Institutional 2 Class	44,970	1,688
Institutional 3 Class	1,218	9
Administration fees	676,743	32,322
Custodian fees	2,309	13,229
Printing and postage fees	87,339	20,462
Registration fees	112,292	84,188
Accounting services fees	8,665	27,534
Legal fees	443,475	21,225
Line of credit interest	2,027	2,895
Compensation of chief compliance officer	8,349	424
Compensation of board members	195,634	9,552
Deferred compensation of board members	132,776	7,817
Other	106,588	14,582
Total expenses	6,631,363	1,175,895
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,097,936)	(301,421)
Fees waived by transfer agent
Institutional 2 Class	—	(474)
Institutional 3 Class	—	(3)
Expense reduction	(200)	(120)
Total net expenses	5,533,227	873,877
Net investment income	36,238,771	216,701
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	—	910,065
Investments — affiliated issuers	(36,206,745)	93
Capital gain distributions from underlying affiliated funds	9,991,682	—
Foreign currency translations	—	(36,828)
Net realized gain (loss)	(26,215,063)	873,330
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	—	13,395,710
Investments — affiliated issuers	133,830,016	21
Foreign currency translations	—	18,092
Net change in unrealized appreciation (depreciation)	133,830,016	13,413,823
Net realized and unrealized gain	107,614,953	14,287,153
Net increase in net assets resulting from operations	$143,853,724	$14,503,854
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Changes in Net Assets

	Columbia Acorn® Fund		Columbia Acorn International®
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income (loss)	$(7,032,388)	$(10,216,388)	$8,555,736	$14,743,604
Net realized gain (loss)	50,622,359	(553,193,202)	95,803,172	(58,190,952)
Net change in unrealized appreciation (depreciation)	481,091,902	(912,966,508)	113,665,461	(733,741,487)
Net increase (decrease) in net assets resulting from operations	524,681,873	(1,476,376,098)	218,024,369	(777,188,835)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(41,011,712)	—	(5,361,144)
Advisor Class	—	(1,229,726)	—	(168,978)
Class C	—	(608,986)	—	(185,732)
Institutional Class	—	(106,713,651)	—	(31,799,977)
Institutional 2 Class	—	(1,365,961)	—	(2,796,677)
Institutional 3 Class	—	(3,270,753)	—	(4,521,218)
Class R	—	—	—	(65,963)
Total distributions to shareholders	—	(154,200,789)	—	(44,899,689)
Decrease in net assets from capital stock activity	(231,168,063)	(408,797,663)	(344,563,812)	(232,973,136)
Total increase (decrease) in net assets	293,513,810	(2,039,374,550)	(126,539,443)	(1,055,061,660)
Net assets at beginning of year	2,489,249,120	4,528,623,670	1,284,726,413	2,339,788,073
Net assets at end of year	$2,782,762,930	$2,489,249,120	$1,158,186,970	$1,284,726,413
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Changes in Net Assets  (continued)

	Columbia Acorn International SelectSM		Columbia Thermostat FundSM
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$944,794	$1,822,552	$36,238,771	$29,395,963
Net realized gain (loss)	1,074,381	(26,914,409)	(26,215,063)	(119,348,015)
Net change in unrealized appreciation (depreciation)	35,958,119	(143,819,490)	133,830,016	(168,613,098)
Net increase (decrease) in net assets resulting from operations	37,977,294	(168,911,347)	143,853,724	(258,565,150)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(5,779,291)	(10,410,932)	(13,588,692)
Advisor Class	—	(51,312)	(1,865,308)	(3,137,330)
Class C	—	(57,732)	(1,924,350)	(2,912,905)
Institutional Class	—	(3,890,418)	(17,128,093)	(20,546,977)
Institutional 2 Class	—	(975,433)	(2,375,641)	(3,327,846)
Institutional 3 Class	—	(506,064)	(305,428)	(337,655)
Total distributions to shareholders	—	(11,260,250)	(34,009,752)	(43,851,405)
Decrease in net assets from capital stock activity	(40,124,570)	(72,701,020)	(121,785,211)	(416,791,137)
Total decrease in net assets	(2,147,276)	(252,872,617)	(11,941,239)	(719,207,692)
Net assets at beginning of year	227,213,484	480,086,101	1,354,985,263	2,074,192,955
Net assets at end of year	$225,066,208	$227,213,484	$1,343,044,024	$1,354,985,263
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Changes in Net Assets  (continued)

	Columbia Acorn European FundSM
	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$216,701	$390,348
Net realized gain (loss)	873,330	(15,549,185)
Net change in unrealized appreciation (depreciation)	13,413,823	(60,748,194)
Net increase (decrease) in net assets resulting from operations	14,503,854	(75,907,031)
Distributions to shareholders
Net investment income and net realized gains
Class A	(189,692)	—
Advisor Class	(15,444)	—
Institutional Class	(202,770)	—
Institutional 2 Class	(23,692)	—
Institutional 3 Class	(446)	—
Total distributions to shareholders	(432,044)	—
Decrease in net assets from capital stock activity	(27,064,875)	(64,395,632)
Total decrease in net assets	(12,993,065)	(140,302,663)
Net assets at beginning of year	73,636,757	213,939,420
Net assets at end of year	$60,643,692	$73,636,757
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Changes in Net Assets  (continued)

	Columbia Acorn® Fund				Columbia Acorn International®
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,718,572	11,792,823	3,841,202	27,530,049	269,136	6,402,067	417,699	10,032,981
Fund reorganization	4,316,137	29,090,226	—	—	—	—	—	—
Distributions reinvested	—	—	5,676,330	37,236,731	—	—	226,394	5,150,468
Shares redeemed	(14,502,727)	(99,134,411)	(16,825,830)	(118,360,587)	(1,255,306)	(29,462,523)	(2,035,521)	(46,371,623)
Net decrease	(8,468,018)	(58,251,362)	(7,308,298)	(53,593,807)	(986,170)	(23,060,456)	(1,391,428)	(31,188,174)
Advisor Class
Shares sold	385,527	4,136,070	521,853	5,802,489	178,621	4,242,540	133,125	2,888,745
Fund reorganization	1,525,071	16,226,961	—	—	—	—	—	—
Distributions reinvested	—	—	101,973	1,054,403	—	—	7,277	168,978
Shares redeemed	(1,105,381)	(12,117,272)	(949,277)	(10,134,232)	(265,087)	(6,561,156)	(110,258)	(2,607,879)
Net increase (decrease)	805,217	8,245,759	(325,451)	(3,277,340)	(86,466)	(2,318,616)	30,144	449,844
Class C
Shares sold	115,650	1,100,064	130,090	1,338,904	100,899	2,107,289	24,534	566,274
Fund reorganization	74,005	694,892	—	—	—	—	—	—
Distributions reinvested	—	—	64,371	592,861	—	—	9,069	185,720
Shares redeemed	(387,124)	(3,667,127)	(920,653)	(8,750,945)	(167,007)	(3,495,357)	(176,264)	(3,789,782)
Net decrease	(197,469)	(1,872,171)	(726,192)	(6,819,180)	(66,108)	(1,388,068)	(142,661)	(3,037,788)
Institutional Class
Shares sold	2,223,043	22,078,082	3,404,616	34,714,184	842,430	19,759,167	2,161,892	49,621,347
Fund reorganization	10,743,676	105,395,547	—	—	—	—	—	—
Distributions reinvested	—	—	10,327,259	98,418,808	—	—	1,159,396	26,480,610
Shares redeemed	(27,891,526)	(278,094,447)	(45,679,386)	(461,943,597)	(10,456,754)	(243,769,961)	(12,972,429)	(296,525,222)
Net decrease	(14,924,807)	(150,620,818)	(31,947,511)	(328,810,605)	(9,614,324)	(224,010,794)	(9,651,141)	(220,423,265)
Institutional 2 Class
Shares sold	384,493	4,317,101	543,152	6,139,315	250,115	5,926,433	925,676	22,125,006
Fund reorganization	378,826	4,102,688	—	—	—	—	—	—
Distributions reinvested	—	—	129,844	1,365,961	—	—	48,905	1,116,012
Shares redeemed	(748,162)	(8,093,416)	(1,684,638)	(18,199,954)	(3,088,794)	(71,486,687)	(1,060,983)	(24,110,868)
Net increase (decrease)	15,157	326,373	(1,011,642)	(10,694,678)	(2,838,679)	(65,560,254)	(86,402)	(869,850)
Institutional 3 Class
Shares sold	2,965,464	31,156,695	8,597,429	90,011,192	1,511,702	34,457,382	3,157,192	74,140,786
Fund reorganization	756,498	8,336,673	—	—	—	—	—	—
Distributions reinvested	—	—	304,164	3,254,550	—	—	151,936	3,530,989
Shares redeemed	(6,188,692)	(68,489,212)	(9,111,813)	(98,867,795)	(2,622,553)	(62,356,458)	(2,507,211)	(55,246,843)
Net increase (decrease)	(2,466,730)	(28,995,844)	(210,220)	(5,602,053)	(1,110,851)	(27,899,076)	801,917	22,424,932
Class R
Shares sold	—	—	—	—	18,418	427,735	13,918	319,569
Distributions reinvested	—	—	—	—	—	—	2,902	65,963
Shares redeemed	—	—	—	—	(32,719)	(754,283)	(30,471)	(714,367)
Net decrease	—	—	—	—	(14,301)	(326,548)	(13,651)	(328,835)
Total net decrease	(25,236,650)	(231,168,063)	(41,529,314)	(408,797,663)	(14,716,899)	(344,563,812)	(10,453,222)	(232,973,136)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Changes in Net Assets  (continued)

	Columbia Acorn International SelectSM				Columbia Thermostat FundSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	87,531	2,068,096	164,236	4,018,820	2,523,091	37,941,700	4,779,635	74,320,265
Distributions reinvested	—	—	221,041	5,355,805	620,763	9,640,277	854,305	12,622,769
Shares redeemed	(854,161)	(20,033,727)	(1,227,506)	(29,435,787)	(7,091,812)	(106,349,866)	(10,973,721)	(168,238,979)
Net decrease	(766,630)	(17,965,631)	(842,229)	(20,061,162)	(3,947,958)	(58,767,889)	(5,339,781)	(81,295,945)
Advisor Class
Shares sold	4,126	103,379	2,601	75,193	1,811,816	26,827,579	2,848,884	43,186,337
Distributions reinvested	—	—	2,056	51,217	121,102	1,858,320	213,969	3,128,499
Shares redeemed	(10,296)	(253,224)	(30,779)	(738,678)	(2,829,609)	(41,872,074)	(7,914,592)	(119,461,531)
Net decrease	(6,170)	(149,845)	(26,122)	(612,268)	(896,691)	(13,186,175)	(4,851,739)	(73,146,695)
Class C
Shares sold	4,285	88,478	5,905	133,531	985,503	14,870,755	1,908,866	30,241,005
Distributions reinvested	—	—	2,663	57,570	115,178	1,800,278	182,360	2,729,808
Shares redeemed	(12,861)	(263,154)	(19,273)	(417,002)	(2,794,882)	(42,122,296)	(4,418,887)	(67,545,215)
Net decrease	(8,576)	(174,676)	(10,705)	(225,901)	(1,694,201)	(25,451,263)	(2,327,661)	(34,574,402)
Institutional Class
Shares sold	127,544	3,066,026	249,962	6,149,181	12,766,485	188,930,142	13,490,772	206,555,299
Distributions reinvested	—	—	140,836	3,474,436	909,591	13,848,552	1,162,441	16,843,875
Shares redeemed	(694,588)	(16,604,009)	(1,200,621)	(28,390,658)	(14,724,786)	(216,507,923)	(26,101,191)	(392,930,550)
Net decrease	(567,044)	(13,537,983)	(809,823)	(18,767,041)	(1,048,710)	(13,729,229)	(11,447,978)	(169,531,376)
Institutional 2 Class
Shares sold	34,157	830,932	57,386	1,552,892	1,788,145	26,584,807	2,306,144	35,639,654
Distributions reinvested	—	—	39,142	975,433	154,614	2,375,641	227,328	3,327,846
Shares redeemed	(228,779)	(5,524,052)	(1,107,129)	(27,154,884)	(2,668,374)	(39,543,933)	(6,232,497)	(93,772,730)
Net decrease	(194,622)	(4,693,120)	(1,010,601)	(24,626,559)	(725,615)	(10,583,485)	(3,699,025)	(54,805,230)
Institutional 3 Class
Shares sold	30,431	736,978	81,296	2,018,245	409,536	6,061,906	241,620	3,652,789
Distributions reinvested	—	—	20,303	505,535	19,834	304,149	23,163	336,817
Shares redeemed	(177,200)	(4,340,293)	(388,252)	(10,931,869)	(431,303)	(6,433,225)	(473,981)	(7,427,095)
Net decrease	(146,769)	(3,603,315)	(286,653)	(8,408,089)	(1,933)	(67,170)	(209,198)	(3,437,489)
Total net decrease	(1,689,811)	(40,124,570)	(2,986,133)	(72,701,020)	(8,315,108)	(121,785,211)	(27,875,382)	(416,791,137)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Statement of Changes in Net Assets  (continued)

	Columbia Acorn European FundSM
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	365,289	8,256,089	499,655	12,080,215
Distributions reinvested	7,554	189,613	—	—
Shares redeemed	(581,752)	(13,156,697)	(1,088,987)	(24,655,242)
Net decrease	(208,909)	(4,710,995)	(589,332)	(12,575,027)
Advisor Class
Shares sold	43,377	1,026,335	25,378	563,008
Distributions reinvested	606	15,410	—	—
Shares redeemed	(27,888)	(662,745)	(61,288)	(1,400,836)
Net increase (decrease)	16,095	379,000	(35,910)	(837,828)
Class C
Shares sold	12,836	282,031	14,975	413,475
Shares redeemed	(59,666)	(1,312,778)	(114,266)	(2,516,468)
Net decrease	(46,830)	(1,030,747)	(99,291)	(2,102,993)
Institutional Class
Shares sold	108,834	2,527,044	620,948	15,491,624
Distributions reinvested	7,970	201,731	—	—
Shares redeemed	(1,037,033)	(23,633,681)	(2,102,704)	(51,583,730)
Net decrease	(920,229)	(20,904,906)	(1,481,756)	(36,092,106)
Institutional 2 Class
Shares sold	11,404	272,527	783,511	22,322,468
Distributions reinvested	923	23,655	—	—
Shares redeemed	(46,437)	(1,091,575)	(1,410,448)	(35,115,863)
Net decrease	(34,110)	(795,393)	(626,937)	(12,793,395)
Institutional 3 Class
Shares sold	234	5,416	189	5,717
Distributions reinvested	16	406	—	—
Shares redeemed	(351)	(7,656)	—	—
Net increase (decrease)	(101)	(1,834)	189	5,717
Total net decrease	(1,194,084)	(27,064,875)	(2,833,037)	(64,395,632)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

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Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights
Columbia Acorn® Fund
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$6.16	(0.03)	1.36	1.33	—	—	—
Year Ended 12/31/2022	$10.01	(0.04)	(3.34)	(3.38)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$12.69	(0.10)	1.07	0.97	(0.14)	(3.51)	(3.65)
Year Ended 12/31/2020	$11.71	(0.06)	3.24	3.18	—	(2.20)	(2.20)
Year Ended 12/31/2019	$10.65	(0.04)	2.78	2.74	—	(1.68)	(1.68)
Advisor Class
Year Ended 12/31/2023	$9.73	(0.02)	2.15	2.13	—	—	—
Year Ended 12/31/2022	$15.37	(0.03)	(5.14)	(5.17)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$17.65	(0.10)	1.54	1.44	(0.13)	(3.59)	(3.72)
Year Ended 12/31/2020	$15.52	(0.05)	4.38	4.33	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.63	(0.01)	3.58	3.57	—	(1.68)	(1.68)
Class C
Year Ended 12/31/2023	$8.61	(0.11)	1.89	1.78	—	—	—
Year Ended 12/31/2022	$13.72	(0.13)	(4.57)	(4.70)	—	(0.41)	(0.41)
Year Ended 12/31/2021	$16.14	(0.26)	1.40	1.14	(0.13)	(3.43)	(3.56)
Year Ended 12/31/2020(e)	$16.57	(0.20)	4.08	3.88	—	(4.31)	(4.31)
Year Ended 12/31/2019(e)	$18.75	(0.20)	4.74	4.54	—	(6.72)	(6.72)
Institutional Class
Year Ended 12/31/2023	$8.97	(0.02)	1.98	1.96	—	—	—
Year Ended 12/31/2022	$14.22	(0.03)	(4.75)	(4.78)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$16.60	(0.09)	1.43	1.34	(0.13)	(3.59)	(3.72)
Year Ended 12/31/2020	$14.70	(0.04)	4.14	4.10	—	(2.20)	(2.20)
Year Ended 12/31/2019	$12.98	(0.01)	3.41	3.40	—	(1.68)	(1.68)
Institutional 2 Class
Year Ended 12/31/2023	$9.89	(0.02)	2.19	2.17	—	—	—
Year Ended 12/31/2022	$15.62	(0.03)	(5.23)	(5.26)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$17.88	(0.10)	1.57	1.47	(0.13)	(3.60)	(3.73)
Year Ended 12/31/2020	$15.69	(0.04)	4.43	4.39	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.76	(0.00)(f)	3.61	3.61	—	(1.68)	(1.68)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn® Fund

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2023	$7.49	21.59% (b)	1.15%	1.08% (c)	(0.46% )	64%	$570,240
Year Ended 12/31/2022	$6.16	(34.01% )	1.08% (d)	1.08% (c),(d)	(0.53% )	64%	$521,243
Year Ended 12/31/2021	$10.01	8.79%	1.08%	1.08% (c)	(0.80% )	75%	$919,643
Year Ended 12/31/2020	$12.69	29.18% (b)	1.11%	1.11% (c)	(0.56% )	86%	$983,709
Year Ended 12/31/2019	$11.71	26.21% (b)	1.11%	1.10% (c)	(0.30% )	101%	$810,966
Advisor Class
Year Ended 12/31/2023	$11.86	21.89% (b)	0.90%	0.83% (c)	(0.20% )	64%	$36,287
Year Ended 12/31/2022	$9.73	(33.79% )	0.83% (d)	0.83% (c),(d)	(0.27% )	64%	$21,946
Year Ended 12/31/2021	$15.37	9.03%	0.83%	0.83% (c)	(0.55% )	75%	$39,676
Year Ended 12/31/2020	$17.65	29.44% (b)	0.86%	0.86% (c)	(0.30% )	86%	$44,139
Year Ended 12/31/2019	$15.52	26.58% (b)	0.86%	0.85% (c)	(0.05% )	101%	$44,248
Class C
Year Ended 12/31/2023	$10.39	20.67% (b)	1.90%	1.83% (c)	(1.21% )	64%	$8,991
Year Ended 12/31/2022	$8.61	(34.48% )	1.83% (d)	1.83% (c),(d)	(1.29% )	64%	$9,153
Year Ended 12/31/2021	$13.72	7.95%	1.83%	1.83% (c)	(1.54% )	75%	$24,546
Year Ended 12/31/2020(e)	$16.14	28.27% (b)	1.86%	1.86% (c)	(1.30% )	86%	$55,861
Year Ended 12/31/2019(e)	$16.57	25.12% (b)	1.86%	1.85% (c)	(1.05% )	101%	$69,471
Institutional Class
Year Ended 12/31/2023	$10.93	21.85% (b)	0.90%	0.83% (c)	(0.21% )	64%	$2,110,299
Year Ended 12/31/2022	$8.97	(33.78% )	0.83% (d)	0.83% (c),(d)	(0.28% )	64%	$1,865,518
Year Ended 12/31/2021	$14.22	8.99%	0.83%	0.83% (c)	(0.55% )	75%	$3,413,006
Year Ended 12/31/2020	$16.60	29.51% (b)	0.86%	0.86% (c)	(0.30% )	86%	$3,569,794
Year Ended 12/31/2019	$14.70	26.60% (b)	0.86%	0.85% (c)	(0.05% )	101%	$3,117,486
Institutional 2 Class
Year Ended 12/31/2023	$12.06	21.94% (b)	0.87%	0.81%	(0.18% )	64%	$28,765
Year Ended 12/31/2022	$9.89	(33.83% )(b)	0.81% (d)	0.80% (d)	(0.26% )	64%	$23,445
Year Ended 12/31/2021	$15.62	9.09% (b)	0.80%	0.80%	(0.52% )	75%	$52,797
Year Ended 12/31/2020	$17.88	29.50% (b)	0.83%	0.82%	(0.27% )	86%	$61,000
Year Ended 12/31/2019	$15.69	26.63% (b)	0.83%	0.82%	(0.02% )	101%	$51,584
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn® Fund

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2023	$10.07	(0.02)	2.23	2.21	—	—	—
Year Ended 12/31/2022	$15.88	(0.02)	(5.32)	(5.34)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$18.12	(0.09)	1.60	1.51	(0.14)	(3.61)	(3.75)
Year Ended 12/31/2020	$15.87	(0.04)	4.49	4.45	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.89	0.00 (f)	3.66	3.66	—	(1.68)	(1.68)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.03%.

(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn® Fund

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2023	$12.28	21.95% (b)	0.83%	0.76%	(0.17% )	64%	$28,181
Year Ended 12/31/2022	$10.07	(33.77% )	0.77% (d)	0.77% (d)	(0.23% )	64%	$47,945
Year Ended 12/31/2021	$15.88	9.16%	0.75%	0.75%	(0.46% )	75%	$78,955
Year Ended 12/31/2020	$18.12	29.54% (b)	0.78%	0.78%	(0.25% )	86%	$155,338
Year Ended 12/31/2019	$15.87	26.74% (b)	0.78%	0.77%	0.03%	101%	$65,408
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights
Columbia Acorn International®

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$21.34	0.09	4.03	4.12	—	—	—
Year Ended 12/31/2022	$33.19	0.17 (f)	(11.35)	(11.18)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.31	0.01	4.08	4.09	(0.38)	(4.83)	(5.21)
Year Ended 12/31/2020	$34.20	0.06	4.51	4.57	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.48	0.25	8.19	8.44	(0.65)	(3.07)	(3.72)
Advisor Class
Year Ended 12/31/2023	$21.82	0.18	4.09	4.27	—	—	—
Year Ended 12/31/2022	$33.82	0.22 (f)	(11.55)	(11.33)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.95	0.05	4.20	4.25	(0.55)	(4.83)	(5.38)
Year Ended 12/31/2020	$34.67	0.16	4.58	4.74	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.84	0.33	8.30	8.63	(0.73)	(3.07)	(3.80)
Class C
Year Ended 12/31/2023	$19.13	(0.07)	3.58	3.51	—	—	—
Year Ended 12/31/2022	$30.07	(0.02)(f)	(10.25)	(10.27)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$31.43	(0.24)	3.72	3.48	(0.01)	(4.83)	(4.84)
Year Ended 12/31/2020	$31.92	(0.17)	4.14	3.97	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$27.63	0.00 (h)	7.65	7.65	(0.29)	(3.07)	(3.36)
Institutional Class
Year Ended 12/31/2023	$21.46	0.15	4.05	4.20	—	—	—
Year Ended 12/31/2022	$33.28	0.23 (f)	(11.38)	(11.15)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.47	0.10	4.09	4.19	(0.55)	(4.83)	(5.38)
Year Ended 12/31/2020	$34.25	0.14	4.54	4.68	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.51	0.33	8.21	8.54	(0.73)	(3.07)	(3.80)
Institutional 2 Class
Year Ended 12/31/2023	$21.45	0.17	4.04	4.21	—	—	—
Year Ended 12/31/2022	$33.25	0.24 (f)	(11.37)	(11.13)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.46	0.12	4.09	4.21	(0.59)	(4.83)	(5.42)
Year Ended 12/31/2020	$34.22	0.16	4.54	4.70	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.49	0.35	8.20	8.55	(0.75)	(3.07)	(3.82)
Institutional 3 Class
Year Ended 12/31/2023	$21.84	0.18	4.13	4.31	—	—	—
Year Ended 12/31/2022	$33.83	0.26 (f)	(11.58)	(11.32)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.99	0.15	4.14	4.29	(0.62)	(4.83)	(5.45)
Year Ended 12/31/2020	$34.67	0.19	4.59	4.78	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.83	0.37	8.30	8.67	(0.76)	(3.07)	(3.83)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn International®

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2023	$25.46	19.31%	1.37% (c),(d)	1.24% (c),(d),(e)	0.41%	46%	$155,877
Year Ended 12/31/2022	$21.34	(33.81% )	1.27% (c),(d),(g)	1.23% (c),(d),(e),(g)	0.71%	29%	$151,725
Year Ended 12/31/2021	$33.19	12.63%	1.24% (d)	1.23% (d),(e)	0.03%	27%	$282,125
Year Ended 12/31/2020	$34.31	14.68%	1.28% (d)	1.24% (d),(e)	0.21%	55%	$283,478
Year Ended 12/31/2019	$34.20	29.56%	1.27% (d)	1.24% (d),(e)	0.76%	32%	$307,872
Advisor Class
Year Ended 12/31/2023	$26.09	19.57%	1.11% (c),(d)	0.99% (c),(d),(e)	0.77%	46%	$5,689
Year Ended 12/31/2022	$21.82	(33.62% )	1.04% (c),(d),(g)	0.98% (c),(d),(e),(g)	0.96%	29%	$6,644
Year Ended 12/31/2021	$33.82	12.88%	0.99% (d)	0.98% (d),(e)	0.14%	27%	$9,279
Year Ended 12/31/2020	$34.95	14.98%	1.03% (d)	0.99% (d),(e)	0.52%	55%	$22,549
Year Ended 12/31/2019	$34.67	29.86%	1.02% (d)	0.99% (d),(e)	1.00%	32%	$12,733
Class C
Year Ended 12/31/2023	$22.64	18.35%	2.11% (c),(d)	1.99% (c),(d),(e)	(0.33% )	46%	$3,321
Year Ended 12/31/2022	$19.13	(34.30% )	2.02% (c),(d),(g)	1.98% (c),(d),(e),(g)	(0.07% )	29%	$4,070
Year Ended 12/31/2021	$30.07	11.76%	1.99% (d)	1.98% (d),(e)	(0.74% )	27%	$10,687
Year Ended 12/31/2020	$31.43	13.82%	2.02% (d)	1.99% (d),(e)	(0.57% )	55%	$19,998
Year Ended 12/31/2019	$31.92	28.61%	2.02% (d)	2.00% (d),(e)	0.01%	32%	$18,749
Institutional Class
Year Ended 12/31/2023	$25.66	19.57%	1.12% (c),(d)	0.99% (c),(d),(e)	0.66%	46%	$837,217
Year Ended 12/31/2022	$21.46	(33.63% )	1.03% (c),(d),(g)	0.98% (c),(d),(e),(g)	0.96%	29%	$906,415
Year Ended 12/31/2021	$33.28	12.89%	0.99% (d)	0.98% (d),(e)	0.28%	27%	$1,727,042
Year Ended 12/31/2020	$34.47	14.99%	1.03% (d)	0.99% (d),(e)	0.46%	55%	$1,760,927
Year Ended 12/31/2019	$34.25	29.89%	1.02% (d)	0.99% (d),(e)	1.01%	32%	$1,947,995
Institutional 2 Class
Year Ended 12/31/2023	$25.66	19.63%	1.05% (c),(d)	0.92% (c),(d)	0.75%	46%	$22,937
Year Ended 12/31/2022	$21.45	(33.60% )	0.97% (c),(d),(g)	0.92% (c),(d),(g)	1.04%	29%	$80,059
Year Ended 12/31/2021	$33.25	12.97%	0.95% (d)	0.92% (d)	0.34%	27%	$126,973
Year Ended 12/31/2020	$34.46	15.06%	0.97% (d)	0.92% (d)	0.53%	55%	$129,576
Year Ended 12/31/2019	$34.22	29.95%	0.97% (d)	0.93% (d)	1.06%	32%	$183,763
Institutional 3 Class
Year Ended 12/31/2023	$26.15	19.73%	1.01% (c),(d)	0.89% (c),(d)	0.77%	46%	$131,038
Year Ended 12/31/2022	$21.84	(33.58% )	0.92% (c),(d),(g)	0.88% (c),(d),(g)	1.10%	29%	$133,738
Year Ended 12/31/2021	$33.83	13.00%	0.90% (d)	0.88% (d)	0.40%	27%	$179,991
Year Ended 12/31/2020	$34.99	15.10%	0.93% (d)	0.88% (d)	0.60%	55%	$277,614
Year Ended 12/31/2019	$34.67	30.04%	0.92% (d)	0.89% (d)	1.12%	32%	$239,441
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn International®

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 12/31/2023	$21.29	0.04	4.00	4.04	—	—	—
Year Ended 12/31/2022	$33.19	0.11 (f)	(11.34)	(11.23)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.24	(0.08)	4.07	3.99	(0.21)	(4.83)	(5.04)
Year Ended 12/31/2020	$34.22	(0.01)	4.49	4.48	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.44	0.06	8.27	8.33	(0.48)	(3.07)	(3.55)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense. For the periods indicated below, if line of credit interest expense had been excluded, expenses would have been lower by:

Class	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Class A	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Class C	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Class R	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.02 per share.
(g)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.03%.

(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn International®

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 12/31/2023	$25.33	18.98%	1.62% (c),(d)	1.49% (c),(d),(e)	0.16%	46%	$2,109
Year Ended 12/31/2022	$21.29	(33.96% )	1.52% (c),(d),(g)	1.48% (c),(d),(e),(g)	0.47%	29%	$2,077
Year Ended 12/31/2021	$33.19	12.34%	1.49% (d)	1.48% (d),(e)	(0.22% )	27%	$3,691
Year Ended 12/31/2020	$34.24	14.40%	1.53% (d)	1.49% (d),(e)	(0.04% )	55%	$3,398
Year Ended 12/31/2019	$34.22	29.21%	1.52% (d)	1.50% (d),(e)	0.19%	32%	$3,696
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights
Columbia Acorn International SelectSM

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$21.57	0.07	3.84	3.91	—	—	—
Year Ended 12/31/2022	$35.43	0.12 (e)	(13.06)	(12.94)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$33.67	(0.05)	3.50	3.45	(0.28)	(1.41)	(1.69)
Year Ended 12/31/2020	$28.58	(0.03)	5.21	5.18	(0.09)	—	(0.09)
Year Ended 12/31/2019	$23.44	0.09	7.67	7.76	(0.28)	(2.34)	(2.62)
Advisor Class
Year Ended 12/31/2023	$22.21	0.13	3.95	4.08	—	—	—
Year Ended 12/31/2022	$36.35	0.18 (e)	(13.40)	(13.22)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$34.56	0.04	3.59	3.63	(0.43)	(1.41)	(1.84)
Year Ended 12/31/2020	$29.26	0.04	5.35	5.39	(0.09)	—	(0.09)
Year Ended 12/31/2019	$24.00	0.18	7.84	8.02	(0.42)	(2.34)	(2.76)
Class C
Year Ended 12/31/2023	$19.16	(0.09)	3.39	3.30	—	—	—
Year Ended 12/31/2022	$31.86	(0.06)(e)	(11.72)	(11.78)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$30.40	(0.30)	3.17	2.87	—	(1.41)	(1.41)
Year Ended 12/31/2020	$26.00	(0.23)	4.72	4.49	(0.09)	—	(0.09)
Year Ended 12/31/2019	$21.48	(0.10)	6.99	6.89	(0.03)	(2.34)	(2.37)
Institutional Class
Year Ended 12/31/2023	$21.99	0.13	3.92	4.05	—	—	—
Year Ended 12/31/2022	$36.01	0.18 (e)	(13.28)	(13.10)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$34.25	0.04	3.56	3.60	(0.43)	(1.41)	(1.84)
Year Ended 12/31/2020	$29.00	0.03	5.31	5.34	(0.09)	—	(0.09)
Year Ended 12/31/2019	$23.81	0.17	7.78	7.95	(0.42)	(2.34)	(2.76)
Institutional 2 Class
Year Ended 12/31/2023	$22.22	0.15	3.97	4.12	—	—	—
Year Ended 12/31/2022	$36.33	0.20 (e)	(13.39)	(13.19)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$34.57	0.06	3.60	3.66	(0.49)	(1.41)	(1.90)
Year Ended 12/31/2020	$29.24	0.08	5.34	5.42	(0.09)	—	(0.09)
Year Ended 12/31/2019	$24.01	0.18	7.86	8.04	(0.47)	(2.34)	(2.81)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn International SelectSM

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2023	$25.48	18.13%	1.55% (c)	1.23% (c),(d)	0.30%	43%	$128,076
Year Ended 12/31/2022	$21.57	(36.80% )	1.50% (c),(f)	1.24% (c),(d),(f)	0.48%	21%	$124,963
Year Ended 12/31/2021	$35.43	10.49%	1.44% (c)	1.23% (c),(d)	(0.15% )	27%	$235,103
Year Ended 12/31/2020	$33.67	18.21%	1.48%	1.26% (d)	(0.10% )	68%	$230,519
Year Ended 12/31/2019	$28.58	33.37%	1.54% (c)	1.35% (c),(d)	0.34%	46%	$37,461
Advisor Class
Year Ended 12/31/2023	$26.29	18.37%	1.30% (c)	0.98% (c),(d)	0.54%	43%	$932
Year Ended 12/31/2022	$22.21	(36.63% )	1.24% (c),(f)	0.99% (c),(d),(f)	0.71%	21%	$924
Year Ended 12/31/2021	$36.35	10.78%	1.19% (c)	0.98% (c),(d)	0.11%	27%	$2,462
Year Ended 12/31/2020	$34.56	18.51%	1.23%	1.02% (d)	0.12%	68%	$2,748
Year Ended 12/31/2019	$29.26	33.73%	1.29% (c)	1.10% (c),(d)	0.63%	46%	$2,030
Class C
Year Ended 12/31/2023	$22.46	17.22%	2.31% (c)	1.98% (c),(d)	(0.46% )	43%	$1,080
Year Ended 12/31/2022	$19.16	(37.29% )	2.25% (c),(f)	1.99% (c),(d),(f)	(0.27% )	21%	$1,085
Year Ended 12/31/2021	$31.86	9.68%	2.19% (c)	1.98% (c),(d)	(0.93% )	27%	$2,146
Year Ended 12/31/2020	$30.40	17.37%	2.23%	2.02% (d)	(0.88% )	68%	$3,251
Year Ended 12/31/2019	$26.00	32.31%	2.29% (c)	2.10% (c),(d)	(0.42% )	46%	$2,493
Institutional Class
Year Ended 12/31/2023	$26.04	18.42%	1.30% (c)	0.98% (c),(d)	0.55%	43%	$79,765
Year Ended 12/31/2022	$21.99	(36.65% )	1.25% (c),(f)	0.99% (c),(d),(f)	0.73%	21%	$79,829
Year Ended 12/31/2021	$36.01	10.79%	1.19% (c)	0.98% (c),(d)	0.10%	27%	$159,876
Year Ended 12/31/2020	$34.25	18.50%	1.23%	1.02% (d)	0.12%	68%	$155,133
Year Ended 12/31/2019	$29.00	33.71%	1.29% (c)	1.10% (c),(d)	0.59%	46%	$88,922
Institutional 2 Class
Year Ended 12/31/2023	$26.34	18.54%	1.16% (c)	0.86% (c)	0.64%	43%	$5,810
Year Ended 12/31/2022	$22.22	(36.57% )	1.11% (c),(f)	0.89% (c),(f)	0.78%	21%	$9,225
Year Ended 12/31/2021	$36.33	10.87%	1.10% (c)	0.89% (c)	0.17%	27%	$51,805
Year Ended 12/31/2020	$34.57	18.63%	1.15%	0.93%	0.27%	68%	$77,420
Year Ended 12/31/2019	$29.24	33.82%	1.22% (c)	1.00% (c)	0.65%	46%	$3,392
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn International SelectSM

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2023	$22.21	0.17	3.97	4.14	—	—	—
Year Ended 12/31/2022	$36.31	0.21 (e)	(13.39)	(13.18)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$34.56	0.09	3.59	3.68	(0.52)	(1.41)	(1.93)
Year Ended 12/31/2020	$29.22	0.07	5.36	5.43	(0.09)	—	(0.09)
Year Ended 12/31/2019	$24.00	0.20	7.86	8.06	(0.50)	(2.34)	(2.84)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.02 per share.
(f)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.02%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn International SelectSM

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2023	$26.35	18.64%	1.11% (c)	0.81% (c)	0.70%	43%	$9,404
Year Ended 12/31/2022	$22.21	(36.56% )	1.06% (c),(f)	0.84% (c),(f)	0.81%	21%	$11,188
Year Ended 12/31/2021	$36.31	10.93%	1.05% (c)	0.84% (c)	0.24%	27%	$28,694
Year Ended 12/31/2020	$34.56	18.67%	1.09%	0.89%	0.24%	68%	$27,064
Year Ended 12/31/2019	$29.22	33.90%	1.16% (c)	0.96% (c)	0.72%	46%	$13,861
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights
Columbia Thermostat FundSM

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$14.36	0.39	1.24	1.63	(0.38)	—	(0.38)
Year Ended 12/31/2022	$17.01	0.26	(2.49)	(2.23)	(0.28)	(0.14)	(0.42)
Year Ended 12/31/2021	$18.31	0.24	0.89	1.13	(0.26)	(2.17)	(2.43)
Year Ended 12/31/2020	$15.12	0.26	4.13	4.39	(0.27)	(0.93)	(1.20)
Year Ended 12/31/2019	$13.85	0.27	1.79	2.06	(0.26)	(0.53)	(0.79)
Advisor Class
Year Ended 12/31/2023	$14.19	0.42	1.23	1.65	(0.42)	—	(0.42)
Year Ended 12/31/2022	$16.81	0.29	(2.45)	(2.16)	(0.32)	(0.14)	(0.46)
Year Ended 12/31/2021	$18.12	0.28	0.88	1.16	(0.30)	(2.17)	(2.47)
Year Ended 12/31/2020	$14.97	0.36	4.04	4.40	(0.32)	(0.93)	(1.25)
Year Ended 12/31/2019	$13.72	0.31	1.77	2.08	(0.30)	(0.53)	(0.83)
Class C
Year Ended 12/31/2023	$14.48	0.27	1.25	1.52	(0.27)	—	(0.27)
Year Ended 12/31/2022	$17.14	0.14	(2.49)	(2.35)	(0.17)	(0.14)	(0.31)
Year Ended 12/31/2021	$18.43	0.09	0.90	0.99	(0.11)	(2.17)	(2.28)
Year Ended 12/31/2020	$15.23	0.12	4.16	4.28	(0.15)	(0.93)	(1.08)
Year Ended 12/31/2019	$13.96	0.16	1.79	1.95	(0.15)	(0.53)	(0.68)
Institutional Class
Year Ended 12/31/2023	$14.08	0.42	1.22	1.64	(0.42)	—	(0.42)
Year Ended 12/31/2022	$16.69	0.29	(2.44)	(2.15)	(0.32)	(0.14)	(0.46)
Year Ended 12/31/2021	$18.01	0.28	0.87	1.15	(0.30)	(2.17)	(2.47)
Year Ended 12/31/2020	$14.88	0.31	4.07	4.38	(0.32)	(0.93)	(1.25)
Year Ended 12/31/2019	$13.65	0.30	1.76	2.06	(0.30)	(0.53)	(0.83)
Institutional 2 Class
Year Ended 12/31/2023	$14.21	0.43	1.22	1.65	(0.42)	—	(0.42)
Year Ended 12/31/2022	$16.84	0.29	(2.45)	(2.16)	(0.33)	(0.14)	(0.47)
Year Ended 12/31/2021	$18.14	0.29	0.89	1.18	(0.31)	(2.17)	(2.48)
Year Ended 12/31/2020	$14.99	0.31	4.09	4.40	(0.32)	(0.93)	(1.25)
Year Ended 12/31/2019	$13.74	0.32	1.77	2.09	(0.31)	(0.53)	(0.84)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Thermostat FundSM

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2023	$15.61	11.38%	0.57% (c)	0.49% (c),(d)	2.59%	148%	$428,092
Year Ended 12/31/2022	$14.36	(13.14% )	0.54% (c),(e)	0.50% (c),(d),(e)	1.70%	88%	$450,566
Year Ended 12/31/2021	$17.01	6.16%	0.54% (c)	0.50% (c),(d)	1.26%	49%	$624,373
Year Ended 12/31/2020	$18.31	29.27%	0.56% (c)	0.50% (c),(d)	1.53%	97%	$505,238
Year Ended 12/31/2019	$15.12	14.94%	0.58% (c)	0.50% (c),(d)	1.81%	158%	$225,113
Advisor Class
Year Ended 12/31/2023	$15.42	11.64%	0.32% (c)	0.24% (c),(d)	2.84%	148%	$69,278
Year Ended 12/31/2022	$14.19	(12.89% )	0.29% (c),(e)	0.25% (c),(d),(e)	1.88%	88%	$76,472
Year Ended 12/31/2021	$16.81	6.43%	0.29% (c)	0.25% (c),(d)	1.51%	49%	$172,162
Year Ended 12/31/2020	$18.12	29.58%	0.32% (c)	0.25% (c),(d)	2.04%	97%	$130,921
Year Ended 12/31/2019	$14.97	15.21%	0.33% (c)	0.25% (c),(d)	2.08%	158%	$16,208
Class C
Year Ended 12/31/2023	$15.73	10.52%	1.32% (c)	1.24% (c),(d)	1.82%	148%	$111,123
Year Ended 12/31/2022	$14.48	(13.75% )	1.29% (c),(e)	1.25% (c),(d),(e)	0.93%	88%	$126,802
Year Ended 12/31/2021	$17.14	5.40%	1.29% (c)	1.25% (c),(d)	0.48%	49%	$189,990
Year Ended 12/31/2020	$18.43	28.28%	1.31% (c)	1.25% (c),(d)	0.72%	97%	$208,937
Year Ended 12/31/2019	$15.23	14.02%	1.33% (c)	1.25% (c),(d)	1.05%	158%	$156,027
Institutional Class
Year Ended 12/31/2023	$15.30	11.66%	0.32% (c)	0.24% (c),(d)	2.85%	148%	$636,587
Year Ended 12/31/2022	$14.08	(12.92% )	0.29% (c),(e)	0.25% (c),(d),(e)	1.93%	88%	$600,671
Year Ended 12/31/2021	$16.69	6.42%	0.29% (c)	0.25% (c),(d)	1.52%	49%	$902,841
Year Ended 12/31/2020	$18.01	29.63%	0.31% (c)	0.25% (c),(d)	1.80%	97%	$729,119
Year Ended 12/31/2019	$14.88	15.14%	0.33% (c)	0.25% (c),(d)	2.06%	158%	$285,444
Institutional 2 Class
Year Ended 12/31/2023	$15.44	11.67%	0.28% (c)	0.20% (c)	2.88%	148%	$86,925
Year Ended 12/31/2022	$14.21	(12.88% )	0.25% (c),(e)	0.20% (c),(e)	1.94%	88%	$90,290
Year Ended 12/31/2021	$16.84	6.53%	0.25% (c)	0.20% (c)	1.53%	49%	$169,246
Year Ended 12/31/2020	$18.14	29.59%	0.27% (c)	0.21% (c)	1.82%	97%	$129,197
Year Ended 12/31/2019	$14.99	15.25%	0.28% (c)	0.21% (c)	2.16%	158%	$40,759
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Thermostat FundSM

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2023	$14.18	0.44	1.22	1.66	(0.43)	—	(0.43)
Year Ended 12/31/2022	$16.80	0.31	(2.45)	(2.14)	(0.34)	(0.14)	(0.48)
Year Ended 12/31/2021	$18.11	0.36	0.82	1.18	(0.32)	(2.17)	(2.49)
Year Ended 12/31/2020	$14.96	0.33	4.08	4.41	(0.33)	(0.93)	(1.26)
Year Ended 12/31/2019	$13.72	0.32	1.76	2.08	(0.31)	(0.53)	(0.84)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Thermostat FundSM

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2023	$15.41	11.73%	0.24% (c)	0.16% (c)	2.96%	148%	$11,038
Year Ended 12/31/2022	$14.18	(12.82% )	0.21% (c),(e)	0.16% (c),(e)	2.04%	88%	$10,184
Year Ended 12/31/2021	$16.80	6.52%	0.21% (c)	0.17% (c)	1.94%	49%	$15,581
Year Ended 12/31/2020	$18.11	29.69%	0.24% (c)	0.17% (c)	1.89%	97%	$2,862
Year Ended 12/31/2019	$14.96	15.24%	0.25% (c)	0.16% (c)	2.13%	158%	$837
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights
Columbia Acorn European FundSM

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$20.61	0.06	5.04	5.10	(0.16)	(0.16)
Year Ended 12/31/2022	$33.33	0.06 (e)	(12.78)	(12.72)	—	—
Year Ended 12/31/2021	$27.49	(0.14)	6.04	5.90	(0.06)	(0.06)
Year Ended 12/31/2020	$22.52	(0.12)	5.22	5.10	(0.13)	(0.13)
Year Ended 12/31/2019	$15.56	0.06	7.09	7.15	(0.19)	(0.19)
Advisor Class
Year Ended 12/31/2023	$20.87	0.10	5.14	5.24	(0.22)	(0.22)
Year Ended 12/31/2022	$33.68	0.11 (e)	(12.92)	(12.81)	—	—
Year Ended 12/31/2021	$27.78	(0.10)	6.13	6.03	(0.13)	(0.13)
Year Ended 12/31/2020	$22.70	(0.06)	5.27	5.21	(0.13)	(0.13)
Year Ended 12/31/2019	$15.68	0.12	7.13	7.25	(0.23)	(0.23)
Class C
Year Ended 12/31/2023	$19.85	(0.10)	4.83	4.73	—	—
Year Ended 12/31/2022	$32.35	(0.10)(e)	(12.40)	(12.50)	—	—
Year Ended 12/31/2021	$26.83	(0.36)	5.88	5.52	—	—
Year Ended 12/31/2020	$22.15	(0.27)	5.08	4.81	(0.13)	(0.13)
Year Ended 12/31/2019	$15.33	(0.06)	6.93	6.87	(0.05)	(0.05)
Institutional Class
Year Ended 12/31/2023	$20.77	0.11	5.10	5.21	(0.22)	(0.22)
Year Ended 12/31/2022	$33.51	0.11 (e)	(12.85)	(12.74)	—	—
Year Ended 12/31/2021	$27.64	(0.06)	6.06	6.00	(0.13)	(0.13)
Year Ended 12/31/2020	$22.59	(0.06)	5.24	5.18	(0.13)	(0.13)
Year Ended 12/31/2019	$15.60	0.12	7.10	7.22	(0.23)	(0.23)
Institutional 2 Class
Year Ended 12/31/2023	$21.04	0.13	5.16	5.29	(0.23)	(0.23)
Year Ended 12/31/2022	$33.92	0.12 (e)	(13.00)	(12.88)	—	—
Year Ended 12/31/2021	$27.98	(0.12)	6.21	6.09	(0.15)	(0.15)
Year Ended 12/31/2020	$22.84	(0.05)	5.32	5.27	(0.13)	(0.13)
Year Ended 12/31/2019	$15.78	0.14	7.17	7.31	(0.25)	(0.25)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn European FundSM

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2023	$25.55	24.76%	1.92% (c)	1.45% (c),(d)	0.24%	23%	$30,487
Year Ended 12/31/2022	$20.61	(38.16% )	1.80% (c),(f)	1.45% (c),(d),(f)	0.25%	31%	$28,892
Year Ended 12/31/2021	$33.33	21.47%	1.63% (c)	1.44% (c),(d)	(0.45% )	21%	$66,374
Year Ended 12/31/2020	$27.49	22.80%	1.86% (c)	1.45% (c)	(0.54% )	45%	$42,059
Year Ended 12/31/2019	$22.52	45.96%	1.88%	1.44%	0.33%	30%	$33,361
Advisor Class
Year Ended 12/31/2023	$25.89	25.11%	1.67% (c)	1.20% (c),(d)	0.44%	23%	$1,857
Year Ended 12/31/2022	$20.87	(38.03% )	1.55% (c),(f)	1.20% (c),(d),(f)	0.47%	31%	$1,161
Year Ended 12/31/2021	$33.68	21.75%	1.37% (c)	1.19% (c),(d)	(0.32% )	21%	$3,083
Year Ended 12/31/2020	$27.78	23.10%	1.61% (c)	1.20% (c)	(0.29% )	45%	$1,781
Year Ended 12/31/2019	$22.70	46.30%	1.63%	1.19%	0.60%	30%	$1,906
Class C
Year Ended 12/31/2023	$24.58	23.83%	2.67% (c)	2.20% (c),(d)	(0.46% )	23%	$1,787
Year Ended 12/31/2022	$19.85	(38.64% )	2.54% (c),(f)	2.20% (c),(d),(f)	(0.47% )	31%	$2,372
Year Ended 12/31/2021	$32.35	20.57%	2.39% (c)	2.19% (c),(d)	(1.20% )	21%	$7,078
Year Ended 12/31/2020	$26.83	21.87%	2.61% (c)	2.20% (c)	(1.27% )	45%	$5,705
Year Ended 12/31/2019	$22.15	44.79%	2.64%	2.19%	(0.30% )	30%	$6,186
Institutional Class
Year Ended 12/31/2023	$25.76	25.09%	1.67% (c)	1.20% (c),(d)	0.47%	23%	$23,802
Year Ended 12/31/2022	$20.77	(38.02% )	1.54% (c),(f)	1.20% (c),(d),(f)	0.46%	31%	$38,307
Year Ended 12/31/2021	$33.51	21.76%	1.38% (c)	1.19% (c),(d)	(0.21% )	21%	$111,462
Year Ended 12/31/2020	$27.64	23.08%	1.61% (c)	1.20% (c)	(0.29% )	45%	$55,171
Year Ended 12/31/2019	$22.59	46.35%	1.63%	1.19%	0.64%	30%	$49,616
Institutional 2 Class
Year Ended 12/31/2023	$26.10	25.17%	1.61% (c)	1.14% (c)	0.55%	23%	$2,661
Year Ended 12/31/2022	$21.04	(37.97% )	1.40% (c),(f)	1.14% (c),(f)	0.48%	31%	$2,863
Year Ended 12/31/2021	$33.92	21.80%	1.32% (c)	1.14% (c)	(0.38% )	21%	$25,882
Year Ended 12/31/2020	$27.98	23.23%	1.58% (c)	1.14% (c)	(0.24% )	45%	$3,855
Year Ended 12/31/2019	$22.84	46.33%	1.60%	1.13%	0.73%	30%	$2,175
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn European FundSM

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2023	$20.71	0.13	5.09	5.22	(0.24)	(0.24)
Year Ended 12/31/2022	$33.38	0.13 (e)	(12.80)	(12.67)	—	—
Year Ended 12/31/2021	$27.54	(0.05)	6.05	6.00	(0.16)	(0.16)
Year Ended 12/31/2020	$22.48	(0.02)	5.21	5.19	(0.13)	(0.13)
Year Ended 12/31/2019	$15.53	0.14	7.06	7.20	(0.25)	(0.25)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.01 per share.
(f)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Acorn Family of Funds  | Annual Report 2023

Financial Highlights (continued)
Columbia Acorn European FundSM

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2023	$25.69	25.21%	1.57% (c)	1.11% (c)	0.56%	23%	$49
Year Ended 12/31/2022	$20.71	(37.96% )	1.47% (c),(f)	1.11% (c),(f)	0.56%	31%	$41
Year Ended 12/31/2021	$33.38	21.83%	1.32% (c)	1.10% (c)	(0.15% )	21%	$60
Year Ended 12/31/2020	$27.54	23.24%	1.52% (c)	1.10% (c)	(0.08% )	45%	$69
Year Ended 12/31/2019	$22.48	46.42%	1.54%	1.09%	0.74%	30%	$19
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn International SelectSM, Columbia Thermostat FundSM and Columbia Acorn European FundSM (each a Fund and collectively, the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.
Columbia Thermostat FundSM pursues its investment objective by investing in shares of other mutual funds and exchange-traded funds (ETFs). As a “fund of funds”, under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated funds (underlying funds) according to the current level of the Standard & Poor’s (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities. For information on the investment strategies, operations and risks of the underlying funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the underlying funds, which are available from the Securities and Exchange Commission website at www.sec.gov or on the Funds’ website at columbiathreadneedleus.com/investor/.
Fund shares
The Trust and each Fund may issue an unlimited number of shares (without par value). Each Fund currently offers each of the share classes listed in the Statement of Assets and Liabilities.
Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay shareholders different distribution amounts to the extent the expenses of the share classes differ, and the amount of distributions in the event of a Fund’s liquidation will be proportional to the net asset value of each share class of the Fund. Each share class has its own fees (sales charges), expenses and other features. These, together with information about certain conflicts of interest associated with the fees and expenses paid by certain share classes, are discussed fully in each Fund’s prospectus and Statement of Additional Information (SAI).
As described in each Fund’s prospectus, Class A and Class C shares are available to all investors. Class C shares generally automatically convert to Class A shares of the same Fund 8 years after the Class C shares’ purchase date. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class are available through authorized investment professionals to retirement plans and to certain other institutional investors described in each Fund’s prospectus. Class R shares are available to retirement and health savings plans and other institutional investors.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds’ share classes have equal rights with respect to voting, subject to Fund or class-specific matters.
Share class changes
For Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM, the Funds’ Board of Trustees approved a proposal to accelerate the conversion of Class C shares into each Fund’s respective Class A shares. Effective on February 12, 2024, Class C shares of Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM were closed to new and existing investors and effective on April 15, 2024, shares held by Class C shareholders of Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM will be converted into Class A shares of the respective fund in a tax-free transaction.
The Funds’ Board of Trustees also approved a proposal to liquidate Institutional 2 Class and Institutional 3 Class shares of Columbia Acorn European FundSM and Class R shares of Columbia Acorn International®. Effective on March 11, 2024, these share classes will be closed to new and existing investors and effective on April 19, 2024, these share classes will be liquidated. For federal tax purposes, these liquidations will be treated as redemptions of fund shares.

Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures approved by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process approved by the Board of Trustees, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.

Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Columbia Acorn International SelectSM utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. The Fund’s use of forward foreign currency exchange contracts was not material to the net assets of the Fund.
The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward (NDF) foreign currency exchange contracts are settled with the counterparty in U.S. dollars where delivery of foreign currency outside the foreign country is prohibited by law. While collateral is generally not exchanged on forward foreign currency exchange contracts, derivatives regulations mandate that the Fund must exchange variation margin with the counterparty for NDF contracts.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Columbia Acorn International® bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, a Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn International® and Columbia Acorn International SelectSM including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Acorn International®
At December 31, 2023, the Fund had no outstanding derivatives.
Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(918,878)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	13,030,441
Columbia Acorn International SelectSM
At December 31, 2023, the Fund had no outstanding derivatives.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(302,480)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	1,512	(13,616)
Security transactions and investment income
Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
The Funds may receive distributions from holdings in exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Funds’ management. Return of capital is recorded as a reduction of the

Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
cost basis of securities held. If the Funds no longer own the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.
Fund share valuation
Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.
Securities lending
Each Fund, except Columbia Thermostat FundSM, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks and or other institutional borrowers of securities that the Funds’ securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also receive a fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Funds’ lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of December 31, 2023 by each Fund is included in the Statement of Operations.
Offsetting of assets and liabilities
The following table presents the Funds’ gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by each Fund with securities on loan as of December 31, 2023:
	Columbia Acorn® Fund	Columbia Acorn European FundSM
	Goldman Sachs ($)	Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	192,150	225,086
Total Liabilities	192,150	225,086
Total Financial and Derivative Net Assets	(192,150)	(225,086)
Financial Instruments	154,818	210,870
Net Amount (a)	(37,332)	(14,216)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Securities lending transactions
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Funds as of December 31, 2023:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Columbia Acorn® Fund
Securities lending transactions
Equity securities	$154,818	$—	$—	$—	$154,818
Gross amount of recognized liabilities for securities lending (collateral received)					192,150
Amounts due to counterparty in the event of default					$37,332
Columbia Acorn European FundSM
Securities lending transactions
Equity securities	$210,870	$—	$—	$—	$210,870
Gross amount of recognized liabilities for securities lending (collateral received)					225,086
Amounts due to counterparty in the event of default					$14,216
Federal income tax status
It is each Fund’s policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat FundSM distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports

Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Investment management fees
CWAM is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds’ business affairs.
CWAM receives a monthly advisory fee based on each Fund’s daily net assets at the following annual rates:
Columbia Acorn® Fund
Average daily net assets	Annual fee rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International®
Average daily net assets	Annual fee rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn International SelectSM
Average daily net assets	Annual fee rate
Up to $500 million	0.89%
$500 million and over	0.85%

Columbia Thermostat FundSM
Annual fee rate
All average daily net assets	0.10%

Columbia Acorn European FundSM
Average daily net assets	Annual fee rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%
Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
For the year ended December 31, 2023, the effective investment advisory fee rates were as follows:
Fund	Effective investment advisory fee rate (%)
Columbia Acorn® Fund	0.69
Columbia Acorn International®	0.83
Columbia Acorn International SelectSM	0.89
Columbia Thermostat FundSM	0.10
Columbia Acorn European FundSM	1.19
Advisory Affiliates
The Investment Manager and its investment advisory affiliates, including Columbia Management (Affiliates), may coordinate in providing services to their clients. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. The Investment Manager engages employees of Affiliates to provide portfolio management services to the Funds. These employees provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Funds pay no additional fees and expenses as a result of any such arrangements.
Specifically, pursuant to such arrangements, employees of Affiliates, including Columbia Management and Threadneedle International Limited, serve as “associated persons” of the Investment Manager and, in this capacity, serve as Fund portfolio managers and provide portfolio management services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and the Funds’ Chief Compliance Officer, consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Funds’ compliance policies and procedures.
Administration fees
CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:
Columbia Acorn Trust
Aggregate average daily net assets of the trust	Annual fee rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
For the year ended December 31, 2023, the effective administration fee rate was 0.050% of each Fund’s average daily net assets. CWAM has contractually delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.

Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency, dividend disbursing and shareholder services to the Funds for which the Funds pay transfer agency fees. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to provide certain services and assist the Transfer Agent carrying out its duties. The Transfer Agent pays the fees of SS&C GIDS for its services and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). In addition, the Transfer Agent enters into agreements with various financial intermediaries through which investors may hold Fund shares, including Ameriprise Financial and its affiliates. These intermediaries also may provide shareholder services (Additional Shareholder Services) for which they are compensated by the Transfer Agent, which is in turn compensated by the Funds. Additional Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting and/or the provision of call center support and other customer services.
The Funds pay the Transfer Agent a monthly transfer agency fee that varies by account type (on a per account or asset-based basis) based on the cost of servicing the Funds. In addition, subject to certain limitations described in the Funds’ prospectuses and except with respect to Institutional 3 Class shares, the Funds pay a fee to the Transfer Agent for the Additional Shareholder Services provided by financial intermediaries who maintain shares through omnibus or networked accounts in amounts that vary by share class and with the distribution channel, type of intermediary and type of services provided.
The Funds compensate the Transfer Agent for certain out-of-pocket expenses as approved by the Board of Trustees from time to time. Such out-of-pocket expenses may include networking account fees paid to dealer firms by the Transfer Agent with respect to shareholder accounts established or maintained pursuant to the National Securities Clearing Corporation’s (NSCC) networking system. A significant portion of such networking account fees are paid by the Transfer Agent to dealer firms affiliated with Ameriprise Financial and its affiliates.
The Transfer Agent also receives compensation from the Funds for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Please see Expenses waived/reimbursed by the Investment Manager and its affiliates below for information about the Transfer Agent’s contractual agreements to limit the fees payable to it by certain share classes of the Funds.
For the year ended December 31, 2023, the Funds’ effective transfer agency fee rates, which reflect the contractual limitations described below in Expenses waived/reimbursed by the Investment Manager, as a percentage of average daily net assets of each class were as follows:
Fund	Class A (%)	Advisor Class (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class R (%)
Columbia Acorn® Fund	0.08	0.08	0.08	0.08	0.05	0.01	—
Columbia Acorn International®	0.11	0.11	0.11	0.11	0.05	0.00	0.11
Columbia Acorn International SelectSM	0.20	0.20	0.20	0.20	0.06	0.01	—
Columbia Thermostat FundSM	0.09	0.09	0.09	0.09	0.05	0.01	—
Columbia Acorn European FundSM	0.12	0.12	0.12	0.12	0.04	0.01	—
Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Funds and recorded as part of expense reductions in the Statement of Operations.
For the year ended December 31, 2023, these minimum account balance fees reduced total expenses as follows:
Fund	Amount ($)
Columbia Acorn® Fund	6,849
Columbia Acorn International®	5,627
Columbia Acorn International SelectSM	8,963
Columbia Thermostat FundSM	200
Columbia Acorn European FundSM	120
Distribution and service fees
Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds. Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A and Class C shares and a monthly distribution fee equal to 0.75% and 0.50%, annually, of the average daily net assets attributable to Class C and Class R shares, respectively. CMID receives no compensation with respect to Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended December 31, 2023, if any, are listed below:
	Front End (%)		CDSC (%)		Amount ($)
Fund	Class A	Class C	Class A	Class C	Class A	Class C
Columbia Acorn® Fund	5.75	—	0.50 - 1.00(a)	1.00 (b)	67,628	920
Columbia Acorn International®	5.75	—	0.50 - 1.00(a)	1.00 (b)	28,806	420
Columbia Acorn International SelectSM	5.75	—	0.50 - 1.00(a)	1.00 (b)	12,885	33
Columbia Thermostat FundSM	5.75	—	0.50 - 1.00(a)	1.00 (b)	278,667	5,423
Columbia Acorn European FundSM	5.75	—	0.50 - 1.00(a)	1.00 (b)	17,328	175

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Funds’ other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
Columbia Acorn® Fund
Effective April 22, 2023 through April 30, 2025, CWAM has contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) paid by Columbia Acorn® Fund do not exceed the following annual rates as a percentage of the classes’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn®Fund	1.08%	0.83%	1.83%	0.83%	0.80%	0.75%
This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2025.

Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Prior to April 22, 2023, CWAM contractually waived fees and/or reimbursed expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) paid by Columbia Acorn® Fund did not exceed the annual rates of 1.11% for Class A shares, 0.86% for Advisor Class shares, 1.86% for Class C shares, 0.86% for Institutional Class shares, 0.84% for Institutional 2 Class shares and 0.79% for Institutional 3 Class shares.
Columbia Acorn International®
Through April 30, 2024, CWAM has contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) paid by Columbia Acorn International® do not exceed the following annual rates as a percentage of the classes’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
Columbia Acorn International®	1.23%	0.98%	1.98%	0.98%	0.92%	0.88%	1.48%
This agreement is an extension of the arrangement that was previously in place through April 30, 2023. It may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2024.
With respect to Columbia Acorn International®, the Transfer Agent contractually agreed, effective May 1, 2023, to waive a portion of the fees payable by the Fund such that through April 30, 2024, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees, fees paid by the Fund to the Transfer Agent do not exceed the annual rate of 0.05% of the average daily net assets of Institutional 2 Class shares of the Fund. Prior to May 1, 2023, the Transfer Agent contractually agreed to limit the total fees payable to it by Columbia Acorn International® for Institutional 2 Class and Institutional 3 Class shares of the Fund to not more than 0.04% and 0.00%, respectively, of the average daily net assets attributable to each share class.
Columbia Acorn International SelectSM
Effective May 1, 2023 through April 30, 2024, CWAM has contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) paid by  Columbia Acorn International SelectSM do not exceed the following annual rates as a percentage of the classes’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn International SelectSM	1.24%	0.99%	1.99%	0.99%	0.84%	0.79%
This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2024.
Prior to May 1, 2023, CWAM contractually waived fees and/or reimbursed expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) paid by Columbia Acorn International SelectSM did not exceed the annual rates of 1.24% for Class A shares, 0.99% for Advisor Class shares, 1.99% for Class C shares, 0.99% for Institutional Class shares, 0.89% for Institutional 2 Class shares and 0.84% for Institutional 3 Class shares.
Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Columbia Thermostat FundSM
Through April 30, 2024, CWAM has contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in its underlying portfolio funds) paid by Columbia Thermostat FundSM do not exceed the following annual rates as a percentage of the classes’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Thermostat FundSM	0.50%	0.25%	1.25%	0.25%	0.20%	0.16%
This agreement is an extension of the arrangement that was previously in place through April 30, 2023. It may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2024.
Columbia Acorn European FundSM
Through April 30, 2024, CWAM has contractually agreed to waive fees and/or reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) paid by Columbia Acorn European FundSM do not exceed the following annual rates as a percentage of the classes’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn European FundSM	1.45%	1.20%	2.20%	1.20%	1.14%	1.11%
This agreement is an extension of the arrangement that was previously in place through April 30, 2023. It may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that the agreement will continue after April 30, 2024.
With respect to Columbia Acorn European FundSM, the Transfer Agent contractually agreed, effective May 1, 2023, to waive a portion of the fees payable by the Fund such that through April 30, 2024, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees, fees paid by the Fund to the Transfer Agent do not exceed the annual rate of 0.05% of the average daily net assets of Institutional 2 Class shares of the Fund. Prior to May 1, 2023, the Transfer Agent contractually agreed to limit the total fees payable to it by Columbia Acorn European FundSM for Institutional 2 Class and Institutional 3 Class shares of the Fund to not more than 0.03% and 0.00%, respectively, of the average daily net assets attributable to each share class.
Voluntary waivers and reimbursements
In addition to these contractual agreements, CWAM has voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) so that Columbia Acorn International SelectSM and Columbia Thermostat FundSM Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes.
Any fees waived and/or expenses reimbursed under the contractual and voluntary fee waiver/expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, net operating loss reclassification, re-characterization of distributions for investments and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase ($)
Columbia Acorn® Fund	6,467,362	(39,185,241)	32,717,879
Columbia Acorn International®	15,348,015	(15,348,015)	—
Columbia Acorn International SelectSM	(55,996)	55,995	1
Columbia Thermostat FundSM	217,634	(217,634)	—
Columbia Acorn European FundSM	(15,833)	15,833	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2023			Year Ended December 31, 2022
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Acorn® Fund	—	—	—	22,200,389	132,000,400	154,200,789
Columbia Acorn International®	—	—	—	—	44,899,689	44,899,689
Columbia Acorn International SelectSM	—	—	—	—	11,260,250	11,260,250
Columbia Thermostat FundSM	34,009,752	—	34,009,752	31,126,013	12,725,392	43,851,405
Columbia Acorn European FundSM	432,044	—	432,044	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
Columbia Acorn® Fund	—	—	(543,406,547)	469,573,506
Columbia Acorn International®	20,830,895	17,693,097	(73,169,404)	281,627,311
Columbia Acorn International SelectSM	2,127,677	—	(25,417,284)	35,954,749
Columbia Thermostat FundSM	4,689,184	—	(121,337,356)	(37,224,078)
Columbia Acorn European FundSM	458,983	—	(17,510,722)	22,812,218
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation (depreciation) ($)
Columbia Acorn® Fund	2,319,365,284	626,508,758	(156,935,252)	469,573,506
Columbia Acorn International®	873,551,570	336,755,691	(55,128,380)	281,627,311
Columbia Acorn International SelectSM	188,678,222	48,620,239	(12,665,490)	35,954,749
Columbia Thermostat FundSM	1,377,820,849	12,093,161	(49,317,239)	(37,224,078)
Columbia Acorn European FundSM	36,618,286	24,457,477	(1,645,259)	22,812,218
Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
Fund	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
Columbia Acorn® Fund	(542,202,704)	(1,203,843)	(543,406,547)	47,596,272
Columbia Acorn International®	(46,900,305)	(26,269,099)	(73,169,404)	41,460,070
Columbia Acorn International SelectSM	(9,293,151)	(16,124,133)	(25,417,284)	772,120
Columbia Thermostat FundSM	(19,207,077)	(102,130,279)	(121,337,356)	—
Columbia Acorn European FundSM	(17,510,722)	—	(17,510,722)	301,927
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Acorn® Fund acquired $37,170,906 of capital loss carryforward in connection with Columbia Acorn USA® (the Acquired Fund) reorganization (Note 11). In addition to the acquired capital loss carryforward, Columbia Acorn® Fund also acquired unrealized capital gains as a result of the reorganization. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.
Note 5. Portfolio information
For the year ended December 31, 2023, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Columbia Acorn® Fund	1,653,123,427	2,045,469,679
Columbia Acorn International®	591,928,274	938,433,312
Columbia Acorn International SelectSM	96,502,953	139,356,470
Columbia Thermostat FundSM	2,000,115,607	2,114,988,867
Columbia Acorn European FundSM	14,841,626	42,411,350
The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.

Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, each Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
 During the year ended December 31, 2023, the following Funds had borrowings:
Fund	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Columbia Acorn International®	75,422,222	6.42	9
Columbia Acorn International SelectSM	340,000	6.47	5
Columbia Thermostat FundSM	2,950,000	6.03	4
Columbia Acorn European FundSM	4,775,000	5.72	4
Interest expense incurred by the Funds is recorded as a line of credit interest expense in the Statement of Operations. The Funds had no outstanding borrowings at December 31, 2023.
Note 8. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Funds to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Funds to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Geographic focus risk
Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Funds invests. The Funds’ net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. Columbia Acorn International® and Columbia Acorn International SelectSM may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Funds than if the Funds were more geographically diversified. This could result in increased volatility in the value of the Funds’ investments and losses for the Funds. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Funds to sell such securities at a desirable time and price.
Europe. Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Funds’ net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Funds to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Japan. Columbia Acorn International SelectSM is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials.  Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Industrial sector risk
Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM may be more susceptible to the particular risks that may affect companies in the industrials sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in

Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Information technology sector risk
Columbia Acorn International® and Columbia Acorn International SelectSM may be more susceptible to the particular risks that may affect companies in the information technology sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Funds may incur losses due to declines in the value of one or more securities in which they invest. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Funds’ ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Fund shares sold to or redeemed by these accounts may have a significant effect on the operations of the Funds.
Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Fund	Percentage of shares outstanding held — affiliated (%)
Columbia Acorn® Fund	—
Columbia Acorn International®	—
Columbia Acorn International SelectSM	26.9
Columbia Thermostat FundSM	24.5
Columbia Acorn European FundSM	31.2
Small- and mid-cap company risk
Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM  investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Funds.
Note 11. Fund reorganization for Columbia Acorn® Fund
At the close of business on April 21, 2023, Columbia Acorn® Fund (the Fund) acquired the assets and assumed the identified liabilities of Columbia Acorn USA® (the Acquired Fund), a series of Columbia Acorn Trust. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in December 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,625,263,610 and the combined net assets immediately after the reorganization were $2,789,110,597.

Columbia Acorn Family of Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The reorganization was accomplished by a tax-free exchange of 16,969,670 shares of the Acquired Fund valued at $163,846,987 (including $18,196,450 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	4,316,137
Advisor Class	1,525,071
Class C	74,005
Institutional Class	10,743,676
Institutional 2 Class	378,826
Institutional 3 Class	756,498
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on January 1, 2023, the Fund’s pro-forma results of operations for the year ended December 31, 2023 would have been approximately:
($)
Net investment loss	(5,593,000)
Net realized gain	43,510,000
Net change in unrealized appreciation/(depreciation)	501,725,000
Net increase in net assets from operations	539,642,000
Columbia Acorn Family of Funds  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Acorn Trust and Shareholders of Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn International SelectSM, Columbia Thermostat FundSM and Columbia Acorn European FundSM
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn International SelectSM, Columbia Thermostat FundSM and Columbia Acorn European FundSM (five of the funds constituting Columbia Acorn Trust, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies in the Columbia Acorn Trust since 2004.

Columbia Acorn Family of Funds  | Annual Report 2023

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2023. Shareholders were notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
	Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
Columbia Acorn® Fund	0.00%	0.00%	$0	$0	$0.0000	$0	$0.0000
Columbia Acorn International®	100.00%	0.00%	$18,577,752	$1,828,040	$0.0405	$21,749,553	$0.4822
Columbia Acorn International SelectSM	100.00%	0.00%	$0	$206,779	$0.0236	$3,473,839	$0.3970
Columbia Thermostat FundSM	7.87%	7.55%	$0	$137,276	$0.0016	$515,409	$0.0059
Columbia Acorn European FundSM	100.00%	0.00%	$0	$63,739	$0.0269	$1,047,151	$0.4427
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
Columbia Acorn Family of Funds  | Annual Report 2023

Board of Trustees and Management of the Columbia Acorn Family of Funds
(Unaudited)
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the five series of Columbia Acorn Trust and for each of the two series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, 25th Floor, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, 25th Floor
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2023	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Margaret M. Eisen, 70	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	7	Chair, RMB Investors Trust (6 series).
John C. Heaton, 64	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	7	None.
Dianne F. Lob, 69	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	7	None.
Charles R. Phillips, 67	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	7	None.
David J. Rudis, 70, Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	7	None.

Columbia Acorn Family of Funds  | Annual Report 2023

Board of Trustees and Management of the Columbia Acorn Family of Funds (continued)
(Unaudited)
Trustee Emeritus
Name and age at December 31, 2023	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 89 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	7	None.
(1)
The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)
As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)
Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the predecessor to Columbia Acorn Trust.
Fund officers
Name and age at December 31, 2023	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Daniel Beckman, 61	President and Principal Executive Officer	2021
Trustee, President and Principal Executive Officer of the Columbia Funds since
June 2021; Vice President, Columbia Management, since April 2015; formerly,
Vice President – Head of North America Product, Columbia Management, April
2015 – December 2023; Board of Governors, CWAM since January 2022;
Director, Ameriprise Trust Company since October 2016; Director, Columbia
Management Investment Distributors, Inc. since November 2018.

Joseph Beranek, 59	Assistant Treasurer	2022
Vice President - Mutual Fund Accounting and Financial Reporting, Columbia
Management, since December 2018 and March 2017, respectively (previously
Vice President - Pricing and Corporate Actions, May 2010-March 2017);
Treasurer and Chief Accounting Officer of Columbia Funds since 2019.

Michael G. Clarke, 53	Treasurer and Principal Accounting and Financial Officer	2004
Senior Vice President and North America Head of Operations & Investor Services,
Columbia Management, since June 2023 (previously Senior Vice President and
Head of Global Operations & Investor Services, March 2022 - June 2023, Vice
President, Head of North America Operations, and Co-Head of Global Operations,
June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010
- May 2019); Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors
Trust from 2004 to 2021; senior officer of Columbia Funds and affiliated funds since 2002; Director, Ameriprise Trust Company, since June 2023.

John L. Emerson, 49	Vice President	2020	Portfolio manager and/or analyst, CWAM since 2003.
Ryan C. Larrenaga, 52	Assistant Secretary and Chief Legal Officer	2015
Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018
(previously, Vice President and Group Counsel, August 2011-August 2018);
Senior Vice President and Chief Legal Officer since 2017, and Secretary,
Columbia Funds since 2015; officer of Columbia Funds and affiliated funds since
2005.

Erika K. Maschmeyer, 42	Vice President	2020	Director of Research (U.S.), CWAM since April 2021; portfolio manager and/or analyst, CWAM since 2016.
Columbia Acorn Family of Funds  | Annual Report 2023

Board of Trustees and Management of the Columbia Acorn Family of Funds (continued)
(Unaudited)
Fund officers (continued)
Name and age at December 31, 2023	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Thomas P. McGuire, 50	Chief Compliance Officer	2015
Senior Vice President and Chief Compliance Officer of the Columbia Funds since
2012; Vice President – Asset Management Compliance, Ameriprise Financial,
Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company,
September 2010-September 2020.

Marybeth Pilat, 54	Assistant Treasurer	2022	Vice President - Product Pricing and Administration, Columbia Management since May 2017.
Julian Quero, 56	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 48	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015.
Linda Roth, 53	Secretary	2006	Business support analyst, CWAM since April 2007; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2011-2020.

Columbia Acorn Family of Funds  | Annual Report 2023

Additional information
If you elect to receive the shareholder report for the Funds in paper, mailed to you, the Funds mail one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Funds electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Funds’ shareholder report is available at the Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Funds hold investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Funds, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Wanger Asset Management, LLC
71 S. Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Acorn Family of Funds  | Annual Report 2023

Columbia Acorn Family of Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Funds, go to columbiathreadneedleus.com/investor/. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN110_12_P01_(02/24)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.  A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Dianne Lob, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert.  Ms. Lob is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$111,600	$158,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2023 and 2022, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$79,800	$108,800

Tax Fees incurred in both fiscal years 2023 and 2022 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2022 also includes tax fees for foreign tax filings.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$566,000	$535,000

In both fiscal years 2023 and 2022, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$645,800	$643,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Principal Accounting
and Financial Officer

Date	February 22, 2024